Exhibit 10.3

Transacted
in Frankfurt am Main, this 4th day of September, 2009.
Before me, the undersigning
Dr. Karl-Heinz Schmiegelt,
civil law notary
with offices in Frankfurt/Main
who was asked to notarise this deed in the premises of Hengeler Mueller, Bockenheimer Landstraße 24, 60323 Frankfurt/Main
appeared today:
1.	Mr. Christian Leisinger, born 26 April 1980, with business address at Hengeler Mueller, Bockenheimer Landstraße 24, 60323 Frankfurt/Main.

Deponent No. 1 stated that in the following he would not act for himself but in the name and on behalf of
a)	FIRST SOLAR, INC., a corporation organised under the laws of Delaware, United States of America, having its at business address at 350 West Washington Street, Suite 600, Tempe, Arizona 85281, United States of America,

acting based upon a power of attorney dated 17 August 2009 and a delegated power of attorney dated 4 September 2009, certified copies of which shall be attached hereto as appendices A.a.1 and A.a.2

b)	FIRST SOLAR HOLDINGS GMBH, a limited liability company (Gesellschaft mit beschränkter Haftung) organised under the laws of the Federal Republic of Germany, registered in the commercial register (Handelsregister) of the local court (Amtsgericht) of Mainz, Germany, under registration number HRB 40090, acting based upon a power of attorney dated 17 August 2009 and a delegated power of attorney dated 4 September 2009, certified copies of which shall be attached hereto as appendices A.b.1 and A.b.2.

Based upon an inspection as of 3 September of folio HRB 40090 of the commercial register at the local court (Amtsgericht) of Mainz, the acting notary hereby certifies in accordance with sec. 21 of the German Federal Ordinance for Notaries (Bundesnotarordnung) that Mr, David Brady, being an authorised signatory (Prokurist) of First Solar Holdings GmbH, is authorised to bind the company by his sole signature.
2.	Mr. Jens Gölz, born 12 September 1978, with business address at Allen & Overy LLP, Taunustor 2, 60311 Taunustor 2.

Deponent No. 2 stated that in the following he would not act for himself but in the name and on behalf of

JPMORGAN CHASE BANK, NATIONAL ASSOCIATION, a banking association organised under the laws of the United States with its main office at 1111 Polaris Parkway, Columbus, Ohio 43240, U.S.A. acting through its London Branch, at 125 London Wall, London EC2Y 5AJ,

acting based upon a power of attorney dated 10 August 2009, a faxed copy of which is attached hereto as appendix B.
In the case a certified copy of the power of attorney is attached to this deed, the original was presented to the notary. In the case only a faxed copy is attached, originals shall be provided to the notary in due course. Certified copies thereof shall be sealed to the present deed.
The proxies do not assume any liability as to the validity or the scope of the powers of attorney presented. The notary advised the deponents that he is obliged to verify the powers of representation of the deponents and to examine the documents presented with respect to a proof of such powers. After a discussion of the documentation presented today and promised to be submitted in due course, the deponents declared that they did not wish any further proof of their power of representation and asked the notary to continue with the notarisation.
Both deponents identified themselves to the notary by submission of valid official identification documents.
The notary asked the deponents regarding a prior involvement according to sec. 3 para. 1 sent. 1 no. 7 of the German Notarisation Act (Beurkundungsgesetz). After having been instructed by the notary the deponents and the notary answered this question in the negative.
The deponents requested the notary to notarise this deed in the English language for the convenience of the parties represented by them and confirmed that they are in adequate command of the English language. The notary declared that he is in adequate command of the English language as well.
The deponents, acting as aforesaid, then requested the notary to notarise the
Share Pledge Agreements
attached to this deed as appendices 1 to 4 with their respective schedules. These Share Pledge Agreements with the exclusion of their tables of contents form an integral part of this deed.
All approvals, consents and similar declarations that may still be required shall take effect for and against all parties upon receipt by the officiating notary.
The notary advised the deponents

•	that the pledge is a security instrument of strictly accessory nature (i.e. that it comes into legal existence only if, to the extent that, and as long as, the underlying secured claims do in fact exist, and that the owners of the secured claims and the pledgees must be identical);

•	that if the underlying secured claims are novated this will cause the pledge to lapse by operation of law in relation to such novated claims;

•	that the articles of association may impose restrictions on a transfer or pledge of shares;

•	that there is no bona fide creation, acquisition nor ranking of a pledge of shares/interests (i.e. the pledgees are not protected if the shares purported to be pledged do not exist, have been previously transferred to a third party or have been previously encumbered for the benefit of a third party) if not otherwise provided for in sec. 16 para.3 German Limited Liability Companies Act (Gesetz betreffend die Gesellschaft mit beschränkter Haftung)

•	that the parties hereto are, by operation of law, jointly and severally liable with respect to the payment of all notarial fees, irrespective of any internal agreement passed in that respect.
This deed with appendices 1 to 4 including their respective schedules but excluding their table of contents was read aloud by the notary to the deponents, was approved by the deponents and was signed by the deponents and the notary in their own hands as follows:

APPENDIX 1
SHARE PLEDGE AGREEMENT
(VERPFÄNDUNG VON GESCHÄFTSANTEILEN)
IN RELATION TO 66% OF THE SHARES IN FIRST SOLAR HOLDINGS GMBH
4 SEPTEMBER 2009
between
FIRST SOLAR, INC.
as Pledgor
and
JPMORGAN CHASE BANK, NATIONAL ASSOCIATION
as Administrative Agent

THIS SHARE PLEDGE AGREEMENT (the Agreement) is made on 4 September 2009
BETWEEN:
(1)	FIRST SOLAR, INC., a corporation organised under the laws of Delaware, United States of America, having its at business address at 350 West Washington Street, Suite 600, Tempe, Arizona 85281, United States of America as pledgor

(the Pledgor)

on one side; and

(2)	JPMORGAN CHASE BANK, NATIONAL ASSOCIATION, a banking association organised under the laws of the United States with its main office at 1111 Polaris Parkway, Columbus, Ohio 43240, U.S.A. acting through its London Branch, at 125 London Wall, London EC2Y 5AJ as administrative agent (the Administrative Agent).
WHEREAS:
(A)	The Original Lenders (as defined below) have agreed to make available to the Borrowers (as defined below) certain revolving credit facilities and certain letters of credit on the terms of and subject to the Credit Agreement (as defined below).

(B)	It is a condition to the Original Lenders (as defined below) making the credit facilities available to the Borrowers (as defined below) that the Pledgor enters into this Agreement.
IT IS AGREED as follows:
1.	INTERPRETATION

1.1	Definitions

In this Agreement:

Additional Domestic Borrower means a company which becomes a borrower under the Credit Agreement after the date of the Credit Agreement that is organised under the laws of any jurisdiction within the United States of America.

Additional Domestic Guarantor means a company which becomes a guarantor under the Credit Agreement after the date of the Credit Agreement that is organised under the laws of any jurisdiction within the United States of America.

Additional Foreign Borrower means a company which becomes a borrower under the Credit Agreement after the date of the Credit Agreement that is not an Additional Domestic Borrower.

Additional Foreign Guarantor means a company which becomes a guarantor under the Credit Agreement after the date of the Credit Agreement that is not an Additional Domestic Borrower.

Agent means:
(a)	the Syndication Agent;

(b)	the Documentation Agent; and

(c)	the Administrative Agent.
Ancillary Rights means:
(a)	dividends, if any, payable on the Pledged Shares;

(b)	liquidation proceeds (Liquidationserlöse), consideration for redemption (Einziehungsentgelt), repaid capital in case of a capital decrease (Kapitalherabsetzung), any compensation in case of termination (Kündigung) and/or withdrawal (Austritt) of a shareholder of the Pledged Company, the surplus in case of surrender (Preisgabe) and all other pecuniary claims associated with the Pledged Shares; and

(c)	the right to subscribe for 66% of newly issued shares.
Assignment and Assumption Agreement means the assignment and assumption agreement, pursuant to which a Lender as assignor sells and assigns to a person as assignee , inter alia, any or all of the assignor’s rights and obligations in its capacity as a lender under the Credit Agreement.
Borrower means any Domestic Borrower and any Foreign Borrower.
Business Day means a day (other than a Saturday or Sunday) on which banks are open for general business in Frankfurt am Main, Germany.
Company means First Solar, Inc., a corporation organised under the laws of Delaware, United States of America, having its business address at 350 West Washington Street, Suite 600, Tempe, Arizona 85281, United States of America.
Credit Agreement means the New York law governed credit agreement dated on or about the date of this Agreement between the Company and the Original Foreign Borrowers on one side and, inter alia, the Administrative Agent and the Original Lenders together with each New Lender Supplement, and Assignment and Assumption Agreement relating thereto and any and each other agreement or instrument amending, modifying, extending, restating or supplementing it from time to time providing for an approximately $300,000,000 facility and an up to $100,000,000 Incremental Facility.
Documentation Agent means The Royal Bank of Scotland plc.
Dollar or $ means the lawful currency of the United States of America.
Domestic Borrower means the Company and any Additional Domestic Borrower.
Domestic Guarantor means any Original Domestic Guarantor and any Additional Domestic Guarantor.
Euro, EUR or € means the single currency of the participating member states of the European Union.
Event of Default means an event (i) in which the commitments under the Credit Agreement will automatically immediately terminate and the amounts outstanding are immediately due and payable (ii) which would entitle the Administrative Agent (A) to, inter alia, prematurely terminate all or part of the total commitments under the Credit Agreement and/or (B) to declare that all or part of the amounts outstanding under the Credit Agreement are immediately due and payable or payable on demand provided that any requirement for the giving of notice, the lapse of time or both has been satisfied.
Foreign Borrower means any Original Foreign Borrower and any Additional Foreign Borrower.
Foreign Guarantor means any Original Foreign Guarantor and any Additional Foreign Guarantor.
Future Pledgee means any person or entity replacing the Administrative Agent in its function as administrative agent under the Credit Agreement.
Group means the Company and its Subsidiaries from time to time.
Guarantee and Collateral Agreement means the guarantee and collateral agreement dated on or about the date of this Agreement made between, inter alia, First Solar, Inc. and certain of its Subsidiaries in favour of the Administrative Agent which will be attached as “Exhibit A” to the Credit Agreement.
Guarantor means any Domestic Guarantor and any Foreign Guarantor.
Incremental Facility means any additional revolving loan provided either
(i)	by a person that already is a lender under the Credit Agreement (defined as “increasing lender” therein) after having accepted an increase of its revolving commitment; or

(ii)	by an assuming lender becoming a new lender under the Credit Agreement (defined as “assuming lender” therein) after having signed a New Lender Supplement, provided that the aggregate amount of the aggregate revolving loans will in no event exceed $400,000,000.
Issuing Lender means the Original Issuing Lender and any other lender that has agreed in its sole discretion to issue a letter of credit to any Borrower or any other borrowing Subsidiary in connection with the Credit Agreement.
Lender means an Original Lender and any person which becomes a lender under the Credit Agreement, including without limitation an assuming lender of an Incremental Facility, after the date of this Agreement, unless, in each case, such person has ceased to be a lender under the Credit Agreement.
Letter of Credit means any letter of credit issued or to be issued under the Credit Agreement, as such letter of credit may be amended, modified, restated, extended, renewed, increased, replaced or supplemented from time to time.
Loan Document means
(a) the Credit Agreement;
(b) each Security Document;
(c) any Note; and
(d) any other document designated as such by the Administrative Agent and the Company.

New Lender Supplement means a supplement to the Credit Agreement pursuant to which an assuming lender will become a party to the Credit Agreement with a revolving commitment in an amount agreed by such assuming lender.
Note means any promissory note evidencing loans in accordance with the terms of the Credit Agreement, that may be amended, modified, supplemented, extended, renewed or replaced from time to time.
Obligor means a Borrower and/or a Guarantor.
Original Domestic Guarantors means each of the Subsidiaries of the Company listed in Schedule 2 under the section “Original Domestic Guarantors”.
Original Foreign Borrower means each of the Subsidiaries of the Company listed in Schedule 2 under the section “Original Foreign Borrowers”.
Original Foreign Guarantor means each of the Subsidiaries of the Company listed in Schedule 2 under the section “Original Foreign Guarantors”.
Original Issuing Lender means JPMorgan Chase Bank, N.A..
Original Lender means each of the financial institutions set out in Schedule 1 hereto in its capacity as original lender to the Company and the Original Foreign Borrowers.
Original Pledgees means the Administrative Agent.
Parties means the Pledgor, the Administrative Agent and the Pledgees.
Person means an individual, partnership, corporation, limited liability company, business trust, joint stock company, trust, unincorporated association, joint venture, any governmental authority or other entity of whatever nature.
Pledged Company means First Solar Holdings GmbH, a limited liability company (Gesellschaft mit beschränkter Haftung) organised under the laws of the Federal Republic of Germany, registered in the commercial register (Handelsregister) of the local court (Amtsgericht) of Mainz, Germany, under registration number HRB 40090.
Pledges means any and all pledges constituted pursuant to Clause 2.2 (a) of this Agreement.
Pledgees means the Administrative Agent and any Future Pledgee.
Pledged Shares shall have the meaning ascribed to it in Clause 2.1 (b) below.
Remaining Share shall have the meaning ascribed to it in Clause 2.1 (b) below.
Secured Claims means all present and future rights and claims (Ansprüche) (whether actual or contingent and whether owned jointly or severally or in any other capacity whatsoever) (including claims from unjust enrichment (ungerechtfertige Bereicherung) and tort (Delikt)) of any of the Secured Parties against the Company, any Additional Domestic Borrower and any Additional Domestic Guarantor under or in connection with the Loan Documents (or any of them) or any Letter of Credit, each as amended, varied, supplemented or novated from time to time, including without limitation, any increase of principal or interest, in each case together with all interest, costs, charges and expenses incurred by any Secured Party in connection with the protection and preservation or enforcement of its respective rights under the Loan Documents or any Letter of Credit.

Secured Party means an Agent, the Lenders and any affiliate of any Lender to which any obligations under any Loan Document or under any Specified Swap Agreements are owed by any member of the Group, any Issuing Lender and any Swap Counterparty.
Security means any and all collateral granted with a view to securing the Secured Claims.
Security Document means
(a)	the Guarantee and Collateral Agreement; and

(b)	any other document evidencing or creating collateral over any asset of an Obligor to secure any obligation of an Obligor under or in connection with, inter alia, the Credit Agreement.
Shares means the shares in the Pledged Company as set forth in Clause 2.1(b) (Pledged Shares) hereof.
Specified Swap Agreement means any Swap Agreement entered into by the Company or any Guarantor and any lender or any affiliate of a lender in connection with the Credit Agreement.
Subsidiary means as to any Person, a corporation, partnership, limited liability company or other entity of which shares of stock or other ownership interests having ordinary voting power (other than stock or such other ownership interests having such power only by reason of the happening of a contingency) to elect a majority of the board of directors or other managers of such corporation, partnership or other entity are at the time owned, or the management of which is otherwise controlled, directly or indirectly through one or more intermediaries, or both, by such Person. And unless otherwise qualified, all references to a “Subsidiary” or to “Subsidiaries” in this Agreement shall refer to a Subsidiary or Subsidiaries of the Company.an entity of which a person owns directly or indirectly more than 50 percent (50%) of the voting capital or similar right of ownership.
Swap Agreement means any agreement with respect to any swap, forward, future or derivative transaction or option or similar agreement involving, or settled by reference to, one or more rates, currencies, commodities, equity or debt instruments or securities, or economic, financial or pricing indices or measures of economic, financial or pricing risk or value or any similar transaction or any combination of these transactions; except for any phantom stock or similar plan providing for payments only on account of services provided by current or former directors, officers, employees or consultants of the Company or any of its Subsidiaries.
Swap Counterparty means any person or entity providing a Specified Swap Agreement.
Syndication Agent means Credit Suisse, Cayman Islands Branch.
1.2	Where the context so admits, the singular includes the plural and vice versa.

1.3	The headings in this Agreement are for convenience only and are to be ignored in construing this Agreement.

1.4	Any reference in this Agreement to a defined document is a reference to that defined document as amended, varied, supplemented or novated from time to time.

1.5	Any reference to a Party or other person (including any Obligor and any Secured Party) includes its respective successor(s) in law (including any universal successor (Gesamtrechtsnachfolger) of that person by way of merger (Verschmelzung), any other reorganisation contemplated in the German Transformation Act (Umwandlungsgesetz) or

otherwise) and any assign(s) and transferee(s) of that person and, to the extent legally possible, any legal provision to the contrary is waived.
2.	PLEDGE

2.1	Pledged Shares
(a)	The Pledgor is at the date of this Agreement the sole shareholder of the Pledged Company.

(b)	The total registered share capital (Stammkapital) of the Pledged Company amounts to EUR 25,000 (in words: twenty five thousand euro). As result of a shareholder’s resolution dated 3 August 2009, at present, there exist 25,000 shares (each having a nominal amount of EUR 1) in the Pledged Company. The shares carrying the numbers 2 to 16,501 amounting to EUR 16,500 (in words: sixteen thousand five hundred Euro) are hereinafter referred to as the Pledged Shares. The shares carrying the numbers 16,502 to 25,001 amounting to EUR 8,500 (in words: eight thousand five hundred Euro) are hereinafter referred to as the Remaining Shares.

The Pledged Shares and the Remaining Shares are hereinafter referred to as the Shares. At present, there are no other shares in the Pledged Company.

(c)	The Pledged Shares are fully paid up. As at the date hereof, there is no obligation for the Pledgor to make additional contributions to the Pledged Company.
2.2	Constitution of Pledge
(a)	The Pledgor hereby pledges the Pledged Shares and any and all Ancillary Rights pertaining thereto to each of the Original Pledgees and to each Future Pledgee for their rateable and equally ranking interest as security.

(b)	Each of the Original Pledgees hereby accepts the Pledges. In addition the Administrative Agent accepts the Pledges for and on behalf of each Future Pledgee hereunder as proxy without power of attorney (Vertreter ohne Vertretungsmacht). Each Future Pledgee ratifies and confirms such acceptance so made by the Administrative Agent on its behalf by accepting the transfer or assignment of any Secured Claim and/or by becoming a party to a Loan Document, thereby becoming a Pledgee. All Parties confirm that the validity of any of the Pledges constituted hereunder is not affected by the Administrative Agent acting as proxy without power of attorney for any Future Pledgee. For the avoidance of doubt, the Parties agree that nothing in this Agreement shall exclude a transfer of all or part of the Pledges by operation of law.
3.	INDEPENDENT PLEDGES

The validity and effect of each of the Pledges shall be independent from the validity and the effect of any of the other Pledges created hereunder. The Pledges to each of the Pledgees shall be separate and individual pledges. Each of the Pledges shall rank pari passu to each other Pledge created hereunder.

4.	PURPOSE OF THE PLEDGES

The Pledges are constituted in order to secure the full and irrevocable satisfaction and discharge of any and all Secured Claims.

The Parties hereby expressly agree that the provisions of section 1210 para 1 sentence 2 of the German Civil Code (Bürgerliches Gesetzbuch) shall not apply to this Agreement and the Pledges.
5.	DIVIDENDS AND OTHER PAYMENT CLAIMS

5.1	Entitlement to receive dividend payments and to exercise other Ancillary Rights

Notwithstanding that the dividends and the other Ancillary Rights are pledged pursuant to this Agreement, the Pledgor shall be entitled to (i) receive and retain all dividend payments and all other payments in respect of the Pledged Shares and (ii) receive, retain and exercise all other Ancillary Rights, unless an Event of Default has occurred, is continuing and the Administrative Agent would be entitled to enforce any of the Pledges pursuant to Clause 7 of this Agreement.

5.2	Pledgees’ rights

Notwithstanding Clause 5.1 (Entitlement to receive dividend payments) above:
(a)	dividends paid or payable other than in cash and other property received, receivable or otherwise distributed in respect of or in exchange for the Pledged Shares;

(b)	dividends or other distributions paid or payable in cash in respect of the Pledged Shares in connection with (i) the partial or total liquidation; (ii) dissolution; or (iii) in connection with the reduction of capital (Kapitalherabsetzung); and

(c)	cash paid, payable or otherwise distributed in respect of principal of, or in redemption of, or in exchange for the Pledged Shares, shall be made available and shall forthwith be delivered to the Administrative Agent for itself and for the Pledgees to be held as security for the Secured Claims and shall, if received by the Pledgor, be received as holder for the Pledgees and segregated from the other property or funds of the Pledgor and be forthwith delivered to the Administrative Agent for itself and for the Pledgees as security for the Secured Claims in the same form as so received (with any necessary endorsement). Any further reaching obligations of the Pledged Company and/or the Pledgor in respect of the use of profits and/or dividends shall not be affected by this Clause 5.2.

6.	EXERCISE OF VOTING RIGHTS

6.1	Voting Rights

The voting rights resulting from the Pledged Shares remain with the Pledgor. The Pledgor, however, shall at all times until the full and irrevocable satisfaction and discharge of all Secured Claims or the release of the Pledges be required, in exercising its voting rights, to act in good faith to ensure that the existence, validity or enforceability of the Pledges is not adversely affected.

6.2	Impairment

The Pledgor shall not take, or participate in, any action which can be reasonably be expected to impair or to be for any other reason inconsistent with, the security interest of the Pledgees or the security purpose as described in Clause 4 (Purpose of the Pledges) hereof or to defeat, impair or circumvent the rights of the Pledgees hereunder.

6.3	Information by the Pledgor

The Pledgor shall inform the Administrative Agent promptly (unverzüglich) of all other actions concerning the Pledged Company which could be reasonably expected to materially adversely affect the Pledges (or any part thereof). In particular, the Pledgor shall notify the Administrative Agent forthwith of:
(a)	any shareholders’ meeting at which a resolution is intended to be adopted which could have a material adverse effect upon the Pledges. In any event, the Pledgor shall procure that the Administrative Agent will upon request promptly (unverzüglich) receive, as soon as they are available, a copy of the convocation notice for such ordinary or extraordinary shareholders’ meeting setting forth the agenda and all applications and decisions to be taken, and the minutes of any such shareholders’ meeting; and

(b)	any resolution which is intended to be adopted outside a shareholders’ meeting and which could have a material adverse effect upon the Pledges and provide to the Administrative Agent a draft of any such resolution. In any event, the Administrative Agent shall upon request promptly (unverzüglich) receive, as soon as it is available, a copy of any such resolution.
7.	ENFORCEMENT OF THE PLEDGES

7.1	Pledgees’ rights

(a)	At any time after the occurrence and during the continuation of an Event of Default if, in addition, the requirements set forth in sections 1273, 1204 et seq. of the German Civil Code (Bürgerliches Gesetzbuch) with regard to the enforcement of pledges are met (Pfandreife), the Pledgees (or any of them) acting through the Administrative Agent shall be entitled to enforce the Pledges (or any part thereof) by way of public auction (öffentliche Versteigerung) and/or in any other way permitted under German law, in all cases notwithstanding section 1277 of the German Civil Code without any enforceable judgment or other instrument (vollstreckbarer Titel).

(b)	The Pledgees (or any of them) acting through the Administrative Agent shall notify the Pledgor of the intention to realise the Pledges (or any part thereof) not less than 1 (one) week before the date on which the Pledges (or any such part thereof) are intended to be enforced. Such notice period is not necessary if (i) the Pledgor has generally ceased to make payments, (ii) an application for the commencement of insolvency proceedings over the assets of the Pledgor is filed (and not withdrawn) by the Pledgor or by any third person and, in the latter case, it is not without delay established to the satisfaction of the Pledgees that the application is obviously frivolous or (iii) the observance of such notice period can reasonably be expected to adversely affect the enforceability of the Pledges (or any part thereof). The Pledgor hereby expressly agrees that 1 (one) week’s prior written notice to it of the place and time of any public auction held in accordance with Clause 7.1 (a) (Pledgees’ rights) above shall be sufficient. Such public auction may be held at any place in the Federal Republic of Germany which will be determined by the Administrative Agent.

(c)	If the Administrative Agent seeks to enforce the Pledges (or any part thereof) pursuant to, and in accordance with Clause 7.1(a) (Pledgees’ Rights) above, the Pledgor shall, at its own expense, render forthwith all assistance necessary in order to facilitate the prompt realisation of the Pledged Shares (or any of them) and/or the exercise by the Pledgees (or any of them) acting through the Administrative Agent of any other right a Pledgee may have pursuant to this Agreement or statutory German law.

(d)	In case of an enforcement of the Pledges or if the Pledgor pays or repays any of the Secured Claims owed by any other Obligor, section 1225 of the German Civil Code (Bürgerliches Gesetzbuch) (Legal subrogation of claims to a pledgor (Forderungsübergang auf den Verpfänder)) shall not apply and no rights or claims of the Pledgees shall pass to the Pledgor until the full and irrevocable satisfaction and discharge of all Secured Claims.

(e)	The Pledgees (or any of them) acting through Administrative Agent may determine which part of the Security, if applicable, shall be used to satisfy the Secured Claims.
7.2	Dividends

Provided that the requirements for enforcement referred to under Clause 7.1(a) (Pledgees’ Rights) above are met and an enforcement notice has been served in accordance with Clause 7.1 (b), all dividends and all other payments based on similar ancillary rights attributed to the Pledged Shares may be applied by the Pledgees in satisfaction in whole or in part of the Secured Claims notwithstanding a Pledgee’s right to treat such payments as additional collateral. Any such payments which are made to the Pledgor after the time the Pledges have become enforceable must be paid to the Administrative Agent.

7.3	Voting rights

Even if the requirements for enforcement referred to under Clause 7.1(a) (Pledgees’ Rights) above are met, the Administrative Agent shall not, whether as proxy or otherwise, be entitled to exercise the voting rights attached to the Pledged Shares for itself or on behalf of any of the Pledgees. However, the Pledgor shall, upon the occurrence of an event which gives the Pledgees the right to enforce the Pledges (or any part thereof) pursuant to Clause 7.1, have the obligations and the Pledgees shall have the rights set forth in Clause 6.3 (Information by the Pledgor) of this Agreement regardless of which resolutions are intended to be adopted.

7.4	Application of proceeds

(a)	The proceeds resulting from the enforcement of the Pledges (or any part thereof) shall be applied by the Administrative Agent towards the satisfaction of the Secured Claims.

(b)	Until the full and irrevocable satisfaction and discharge of all Secured Claims, the Pledgees shall be entitled to treat all enforcement proceeds, held by the Administrative Agent separate from its assets on a separate trust account for the benefit of the Secured Parties and after the full and irrevocable satisfaction and discharge for the benefit of the Pledgor, as additional collateral for the Secured Claims, notwithstanding their right to seek satisfaction from such proceeds at any time.

(c)	After the full and irrevocable satisfaction and discharge of all Secured Claims any remaining proceeds resulting from the enforcement of the Pledges (or any part thereof) shall be transferred to the Pledgor at the cost and expense of the Pledgor.

8.	NO DEFENCES OR RECOURSE

8.1	The Pledgor hereby waives any rights of revocation (Anfechtbarkeit) and set-off (Aufrechenbarkeit) it may have pursuant to sections 1211 and 770(1) and (2) of the German Civil Code (Bürgerliches Gesetzbuch) save to the extent that the relevant Secured Claims can be discharged by way of set off against counterclaims which are undisputed (unbestritten) or ascertained by unappealable judgment (rechtskräftig festgestellt) and any defence of failure to pursue remedies (Einrede der Vorausklage) it may have.

8.2	To the extent legally possible, the Pledgor hereby expressly waives the defences exercisable by it pursuant to section 1211 para. 1 sentence 1 alternative 1 of the German Civil Code (Bürgerliches Gesetzbuch) which the principal debtor of any Secured Claim has against any Secured Claim (Einreden des Hauptschuldners).

8.3	In addition to Clause 7.1(d) (Pledgees’ rights) of this Agreement, the Parties hereby agree that until the full and irrevocable satisfaction and discharge of all Secured Claims no rights and claims shall pass to or otherwise arise for the benefit of the Pledgor by subrogation (gesetzlicher Übergang von Forderungen und Rechten) or otherwise, including any recourse claims, indemnification claims, claims arising from unjust enrichment (ungerechtfertigte Bereicherung) and any right to demand the assignment and/or transfer of any Secured Claim and/or Security, against any Obligor, grantor of Security or Secured Party (as the case may be) which it may (but for this Clause 8) acquire as a result of:
(i)	a payment or repayment by the Pledgor of any debt of any other Obligor under any of the Loan Documents; or

(ii)	in case of enforcement of the Pledges (or any part thereof).
Until the full and irrevocable satisfaction and discharge of all Secured Claims, the Pledgor furthermore undertakes not to exercise (pactum de non petendo), and not to purport to exercise, any such rights and claims which may pass to it or otherwise arise for its benefit notwithstanding this Clause 8 or would pass to it or otherwise arise for its benefit but for this Clause 8.

The provisions under this Clause 8.3 shall not apply with regard to a recourse claim, if the parties agreed to allow such recourse of the Pledgor against any of the other Parties thereby taking at all times into account the terms of the Credit Agreement and any other Loan Document.

9.	REPRESENTATIONS AND WARRANTIES

The Pledgor represents and warrants (selbständiges Garantieversprechen im Sinne von § 311 Bürgerliches Gesetzbuch) to the Pledgees that on the date of this Agreement:
(a)	the Pledged Company is validly existing and is neither:
(i)	unable to pay its debts when they fall due (zahlungsunfähig) within the meaning of section 17 of the German Insolvency Code (Insolvenzordnung); nor

(ii)	in a state of imminent inability to pay its debts when they fall due (drohende Zahlungsunfähigkeit) within the meaning of section 18 of the German Insolvency Code (Insolvenzordnung); nor

(iii)	over-indebted (überschuldet) within the meaning of section 19 of the German Insolvency Code (Insolvenzordnung); nor

(iv)	subject to any insolvency proceedings (Insolvenzverfahren) (or other or similar proceedings under the laws of any other applicable jurisdiction) or any refusal of opening insolvency proceedings for insufficiency of assets (Abweisung mangels Masse) (within the meaning of section 26 of the German Insolvency Code (Insolvenzordnung));
(b)	the Shares are the only shares (Geschäftsanteile) in the Pledged Company in existence at the date hereof;

(c)	the Pledgor is not subject to any restriction of any kind with regard to the transfer of, or the granting of a pledge in, or any other disposal of, the Pledged Shares, or with regard to the right to receive dividends on the Pledged Shares;

(d)	the Pledgor is the sole legal and beneficial owner of the Pledged Shares and the Pledged Shares have not been transferred to or encumbered for the benefit of any third person and are not subject to any other rights of third parties (including, but not limited to, any pre-emption rights of third parties for shares in the Pledged Company);

(e)	the Plegor is entitled to participate in the dividends of the Pledged Company free of any and all in-rem rights of others;

(f)	the Shares are fully paid and there is no obligation for a shareholder to make additional contributions (keine Nachschusspflicht); and

(g)	no litigation, arbitration or administrative proceedings, which could reasonably be expected to have a material adverse effect, are presently in progress, pending or threatened which restrain, or threaten to restrain, the Pledgor in respect of the entry into, the performance of, or compliance with, any of its obligations pursuant to this Agreement.
10.	UNDERTAKINGS

10.1	General undertakings

The Pledgor undertakes:
(a)	if any amount in excess of US$100,000 payable or security transferrable under or in connection with this Agreement shall be or become evidenced by any authorisation, approval, licence and consent such authorisation, approval, licence and consent shall be promptly delivered to the Administrative Agent, duly indorsed in a manner satisfactory to the Administrative Agent;

(b)	to maintain the security interest created by this Agreement as a perfected security interest and to defend such security interest against the claims and demands of all persons whomsoever subject to the rights of the Pledgor under the Loan Documents to dispose of the Pledged Shares;

(c)	at any time and from time to time, upon the written request of the Administrative Agent and at the sole expense of such Plegor, to promptly (unverzüglich) and duly execute and deliver, and have recorded such further instruments and documents and take such further actions as the Administrative Agent may reasonably request for the purpose of obtaining or preserving the full benefits of this Agreement and of the rights and powers herein granted, including, without limitation, execute one or more collateral agreements (including assignments and releases) to obtain or preserve the security interest created by this Agreement in favour of the Administrative Agent and the other Secured Parties
(d)	to notify the Administrative Agent promptly (unverzüglich) of any change in the shareholding in the Pledged Company or of any change in the shareholders’ agreement (Gesellschaftsvertrag);

(e)	to inform the Administrative Agent promptly (unverzüglich) of any attachments (Pfändung) regarding the Shares or any other measures which can reasonably be expected to impair or jeopardise the Pledgees’ rights relating to the Pledged Shares. In the event of an attachment, the Pledgor undertakes to forward to the Administrative Agent promptly (unverzüglich) a copy of the attachment order (Pfändungsbeschluss), any third party debt order (Überweisungsbeschluss) and all other documents necessary for a defence against the attachment. The Pledgor shall inform the attaching creditor promptly (unverzüglich) about the Pledgees’ security interests;

(f)	if and to the extent the Pledged Shares are not fully paid up at the date hereof, to fully pay up the Pledged Shares promptly (unverzüglich) upon the execution of this Agreement and to procure that there will be no obligation for a shareholder to make additional contributions;

(g)	not to create or permit to subsist any encumbrance over all or any of the Pledged Shares or any interest therein or otherwise sell, transfer or dispose of the whole or any part of the Pledged Shares or any interest therein;

(h)	to refrain from any acts or omissions which can reasonably be expected have an adverse effect on the validity or enforceability of the Pledges (or any part thereof); and

(i)	with regard to any and all shares in the capital of the Pledged Company issued in addition to the Shares in what ever nominal value which the Pledgor may acquire or receive otherwise in future in the event of an increase of the capital of the Pledged Company or otherwise:
(i)	to inform the Administrative Agent of the intention to either raise additional capital by increasing its capital (Kapitalerhöhung) or acquire or receive additional capital otherwise;

(ii)	after prior written consent of the Administrative Agent to such increase, to only give effect to such increase of (acquire or receive) the capital by dividing the aggregate new capital into shares, such that 66% of the new capital and of 34% of the new capital can be pledged separately (such as in two shares one which represents 66%of the new capital an another one representing the remaining 34% of the new capital); and

(iii)	to pledge the new share(s) corresponding to 66% of the new capital within five (5) Business Days in favour of the Pledgee substantially under the same terms and conditions as agreed to in this Agreement.
(j)	to file within five (5) Business Days the new list of shareholders representing the split of the shares in 25,000 different shares with the nominal amount of EUR 1 each with the competent commercial register.

10.2	Pledge over all Shares

The Administrative Agent may at all times for itself and for the other Pledgees request to hold a pledge over all Pledged Shares held by the Pledgor (in particular, without limitation, in the case of a merger or conversion an equivalent security interest over the shares or interests in the surviving or, as the case may be, the new company) in accordance with all terms of this Agreement and the agreement on or about the date of this Agreement pursuant to which the Remaining Share is pledged.

11.	RELEASE

11.1	Confirmation

After the full and irrevocable satisfaction and discharge of all Secured Claims the Administrative Agent shall confirm in writing to the Pledgor upon the Pledgor’s request that the Pledges have ceased to exist and/or, as applicable, the release of the Pledges (Pfandaufgabe), at the cost and expense of the Pledgor (if any).

11.2	Release of Security

Even prior to the full and irrevocable satisfaction and discharge of all Secured Claims, the Pledgees are obliged to release upon the Pledgor’s request, and at the Pledgor’s cost and expense, all or part of the Security insofar as the realisable value of the Security exceeds, not only temporarily, the Secured Claims by more than 10%. The Administrative Agent may, at its discretion, determine which part of the Security shall be released but shall reasonably take into account the legitimate interest of the Pledgor and the Pledged Company.
12.	INDEMNITY

12.1	Liability for Damages

Neither the Administrative Agent nor any of the other Pledgees shall be liable for any loss or damage suffered by the Pledgor save in respect of such loss or damage which is suffered as a result of the gross negligence (grobe Fahrlässigkeit) or wilful misconduct (Vorsatz) of the Administrative Agent or any of the other Pledgees.

12.2	Indemnification

The Pledgor shall indemnify and hold the Administrative Agent and each of the other Pledgees harmless and keep them indemnified from and against any and all liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements of any kind or nature whatsoever arising out of the execution, delivery, enforcement, performance and administration of this Agreement, which may be incurred by or made against the Administrative Agent and/or any of the other Pledgees for anything done or omitted in the exercise or purported exercise of the powers contained in this Agreement, provided, that the Pledgor shall have no obligation hereunder to the extent that such liabilities, obligations, losses, damages, penalties, actions, judgments suits, costs, expenses or disbursements of any kind or nature whatsoever arising out of the execution, delivery, enforcement, performance and administration of this Agreement are incurred by or made against the Administrative Agent or any of the other Pledgees as a result of the gross negligence (grobe Fahrlässigkeit) or wilful misconduct (Vorsatz) of the Administrative Agent or any of the other Pledgees.

Any reference in this paragraph to the Administrative Agent and/or the other Pledgees includes any officer, director, employee, agent, advisor (including any attorney) or other person appointed by the

Administrative Agent or any other Pledgee in accordance with the provisions of this Agreement and the other Loan Documents.
13.	DURATION AND INDEPENDENCE

13.1	Duration

This Agreement shall remain in full force and effect until the full and irrevocable satisfaction and discharge of the Secured Claims. The Pledges shall not cease to exist if any payments made in satisfaction of the Secured Claims have only temporarily discharged the Secured Claims.

13.2	Continuing Security

This Agreement shall create a continuing Security and no change or amendment whatsoever in any Loan Document or in any document or agreement related to it shall affect the validity or limit the scope of this Agreement or the obligations which are imposed on the Pledgor pursuant to it.

The Pledgor hereby agrees that the Pledges shall not be affected by any assumption of liability (Schuldübernahme) in relation to any of the Secured Claims and hereby expressly consents (willigt ein) to any such transfer and/or assumption of liability within the meaning of section 418 para. 1 sentence 3 of the German Civil Code (Bürgerliches Gesetzbuch) (including when applied by analogy).
13.3	Independence

This Agreement and the Pledges are independent from all other security interests or guarantees which may have been or will be given to the Administrative Agent and/or any of the other Secured Parties with respect to any obligation of the Obligors (or any of them). None of such other security interests or guarantees shall in any way prejudice, or be prejudiced by, this Agreement or the Pledges.

14.	COSTS AND EXPENSES

The Pledgor shall promptly (unverzüglich) pay or reimburse each Pledgee the amount of any and all costs, charges, fees and expenses (including fees for legal advisers) incurred by it in connection with the enforcement or preservation of any rights under this Agreement or any waiver in relation thereto, together in each case with any applicable value added tax or other taxes. Any notarial fees and expenses incurred in connection with this Agreement shall be borne by the Pledgor.

15.	PARTIAL INVALIDITY; WAIVER

15.1	Invalidity

If any provision of this Agreement or part thereof should be or become invalid or unenforceable, this shall not affect the validity of the remaining provisions hereof. The invalid or unenforceable provision shall be replaced by that provision which best meets the intent of the replaced provision. This shall apply analogously with respect to anything which is accidentally not regulated in this Agreement (Vertragslücke). § 139 of the German Civil Code (Bürgerliches Gesetzbuch) shall be waived hereby.

In particular the Pledges shall not be affected and shall in any event extend to any and all of the Pledged Shares held by the Pledgor in the Pledged Company even if the number or nominal value of the Shares, the Pledged Shares or the aggregate liable capital of the Pledged Company as stated in Clause 2.1(b) (Pledged Shares) are inaccurate and deviate from the actual facts.
15.2	Waiver

No failure to exercise, nor any delay in exercising, on the part of the Administrative Agent or the other Pledgees (or any of them), any right or remedy hereunder shall operate as a waiver thereof, nor shall any single or partial exercise of any right or remedy prevent any further or other exercise thereof or the exercise of any other right or remedy. The rights and remedies provided hereunder are cumulative and not exclusive of any rights or remedies provided by law.

16.	AMENDMENTS

Changes to and amendments of this Agreement including this Clause 16 must be made in writing.

17.	SUCCESSORS, ASSIGNMENTS AND TRANSFERS

This Agreement shall be binding upon the Parties hereto and, to the extent legally possible, their respective successor(s) in law. Each Pledgee shall, to the extent legally possible, be entitled to assign or otherwise transfer (i) any and all of its rights and (ii) (only with regard to any person which becomes a lender or an administrative agent under the Credit Agreement after the date of this Agreement) any and all of its duties pursuant to this Agreement to third parties. The Pledgor is entitled to any such transfer with the prior written consent of the Pledgees (acting through the Administrative Agent, as the case may be) only.
18.	NOTICES AND THEIR LANGUAGE

18.1	Notices

Any notice or other communication under or in connection with this Agreement to the Pledgor or the Administrative Agent and/or any of the other Pledgees shall be in writing (unless notarisation is required) and shall be delivered personally, by post, email or fax and shall be sent to the address, email address or fax number of the party, and for the attention of the individual or department, as set forth in Schedule 3 hereto or such other address, email address or fax number as is notified in writing by that Party for this purpose to the Facility Agent, the Administrative Agent or, as the case may be, the Pledgor, from time to time.

18.2	Language

Save for the notice pursuant to section 1280 of the German Civil Code (Bürgerliches Gesetzbuch) and unless otherwise required by statutory German law or unless otherwise agreed in writing from time to time, any notice or other communication under or in connection with this Agreement shall be made in the English language or, if in any other language, accompanied by a translation into English. In the event of any conflict between the English text and the text in any other language, the English text shall prevail (unless the document is a statutory or other official document), except that where a German translation of a legal term appears in such text, the German translation shall prevail.

19.	APPLICABLE LAW; JURISDICTION

19.1	Governing Law

This Agreement shall be governed by and construed in accordance with the laws of the Federal Republic of Germany.

19.2	Jurisdiction

The place of jurisdiction for all Parties shall be Frankfurt am Main, Federal Republic of Germany. The Administrative Agent and the other Pledgees, however, shall also be entitled to take legal action against the Pledgor before any other competent court of law having jurisdiction over the Pledgor or any of its assets.

20.	NOTIFICATION

The Pledgor and the Pledgees hereby instruct and the Pledgor authorises the undersigned Notary Public to notify the Pledged Company in the Pledgor’s name of the Pledges by means of forwarding a certified copy of this Agreement to the Pledged Company by registered mail (return receipt requested).

SCHEDULE 1
ORIGINAL LENDERS
JPMorgan Chase Bank, N.A.
Bank of America, N.A.
Credit Suisse, Cayman Islands Branch
The Royal Bank of Scotland plc
Goldman Sachs Credit Partners L.P.
Wells Fargo Bank, N.A.
HSBC Bank USA, National Association
RBC Capital Markets
Morgan Stanley Bank, N.A.

SCHEDULE 2
ORIGINAL OBLIGORS
PART 1
ORIGINAL BORROWERS
ORIGINAL DOMESTIC BORROWER
First Solar, Inc.
ORIGINAL FOREIGN BORROWERS
First Solar Manufacturing GmbH
PART 2
ORIGINAL GUARANTORS
ORIGINAL DOMESTIC GUARANTORS
First Solar, Inc.
ORIGINAL FOREIGN GUARANTORS
First Solar Holdings GmbH
First Solar GmbH
First Solar Manufacturing GmbH

SCHEDULE 3
ADDRESSES FOR NOTICES

To the Pledgor:	First Solar, Inc.
350 West Washington Street, Suite 600
Tempe, Arizona 85281

Attn.: Anja Lange
David Brady

Fax: +49(0)6131-1443-500
+1-602-414-9462

Email: alange@firstsolar.com
dbrady@firstsolar.com

To the Administrative Agent:	JPMorgan Chase Bank, N.A.
10 South Dearborn, 7th Floor
Chicago, IL 60603

Attention: Creston Wren
Telecopy: 001 (312) 385-7097
Telephone: 001 (312) 385-7016

With a copy to	JPMorgan Chase Bank, N.A.
125 London Wall
London
EC2Y 5AJ

Attention: Lucy Chick
Telecopy: +44(0)20 7325 6835
Telephone: +44(0)20 7325 6926

With a copy to	JPMorgan Chase Bank, N.A.
201 North Central Avenue, Floor
21Phoenix, AZ 85004

Attention: Mark Chambers
Telecopy: 001 (602) 221-1502
Telephone: 001 (602) 221-2290

To the Pledged Company:	First Solar Holdings GmbH

Rheinstr. 4B
55116 Mainz

Germany

Attn.: Anja Lange
David Brady

Fax: +49(0)6131-1443-500
+1-602-414-9462

Email: alange@firstsolar.com
dbrady@firstsolar.com

APPENDIX 2
SHARE PLEDGE AGREEMENT
(VERPFÄNDUNG VON GESCHÄFTSANTEILEN)
IN RELATION TO 34% OF THE SHARES IN FIRST SOLAR HOLDINGS GMBH
4 SEPTEMBER 2009
between
FIRST SOLAR, INC.
as Pledgor
and
JPMORGAN CHASE BANK, NATIONAL ASSOCIATION
as Administrative Agent

THIS SHARE PLEDGE AGREEMENT (the Agreement) is made on 4 September 2009
BETWEEN:
(1)	FIRST SOLAR, INC., a corporation organised under the laws of Delaware, United States of America, having its at business address at 350 West Washington Street, Suite 600, Tempe, Arizona 85281, United States of America as pledgor

(the Pledgor)

on one side; and

(2)	JPMORGAN CHASE BANK, NATIONAL ASSOCIATION, a banking association organised under the laws of the United States with its main office at 1111 Polaris Parkway, Columbus, Ohio 43240, U.S.A. acting through its London Branch, at 125 London Wall, London EC2Y 5AJ as administrative agent (the Administrative Agent).
WHEREAS:
(A)	The Original Lenders (as defined below) have agreed to make available to the Borrowers (as defined below) certain revolving credit facilities and certain letters of credit on the terms of and subject to the Credit Agreement (as defined below).

(B)	It is a condition to the Original Lenders (as defined below) making the credit facilities available to the Borrowers (as defined below) that the Pledgor enters into this Agreement.
IT IS AGREED as follows:
1.	INTERPRETATION

1.1	Definitions

In this Agreement:

Additional Domestic Borrower means a company which becomes a borrower under the Credit Agreement after the date of the Credit Agreement that is organised under the laws of any jurisdiction within the United States of America.

Additional Domestic Guarantor means a company which becomes a guarantor under the Credit Agreement after the date of the Credit Agreement that is organised under the laws of any jurisdiction within the United States of America.

Additional Foreign Borrower means a company which becomes a borrower under the Credit Agreement after the date of the Credit Agreement that is not an Additional Domestic Borrower.

Additional Foreign Guarantor means a company which becomes a guarantor under the Credit Agreement after the date of the Credit Agreement that is not an Additional Domestic Borrower.

Agent means:
(a)	the Syndication Agent;

(b)	the Documentation Agent; and

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(c)	the Administrative Agent.
Ancillary Rights means:
(a)	dividends, if any, payable on the Pledged Shares;

(b)	liquidation proceeds (Liquidationserlöse), consideration for redemption (Einziehungsentgelt), repaid capital in case of a capital decrease (Kapitalherabsetzung), any compensation in case of termination (Kündigung) and/or withdrawal (Austritt) of a shareholder of the Pledged Company, the surplus in case of surrender (Preisgabe) and all other pecuniary claims associated with the Pledged Shares; and

(c)	the right to subscribe for 34% of newly issued shares.
Assignment and Assumption Agreement means the assignment and assumption agreement, pursuant to which a Lender as assignor sells and assigns to a person as assignee , inter alia, any or all of the assignor’s rights and obligations in its capacity as a lender under the Credit Agreement.

Borrower means any Domestic Borrower and any Foreign Borrower.

Business Day means a day (other than a Saturday or Sunday) on which banks are open for general business in Frankfurt am Main, Germany.

Company means First Solar, Inc., a corporation organised under the laws of Delaware, United States of America, having its business address at 350 West Washington Street, Suite 600, Tempe, Arizona 85281, United States of America.

Credit Agreement means the New York law governed credit agreement dated on or about the date of this Agreement between the Company and the Original Foreign Borrowers on one side and, inter alia, the Administrative Agent and the Original Lenders together with each New Lender Supplement, and Assignment and Assumption Agreement relating thereto and any and each other agreement or instrument amending, modifying, extending, restating or supplementing it from time to time providing for an approximately $300,000,000 facility and an up to $100,000,000 Incremental Facility.

Documentation Agent means The Royal Bank of Scotland plc.

Dollar or $ means the lawful currency of the United States of America.

Domestic Borrower means the Company and any Additional Domestic Borrower.

Domestic Guarantor means any Original Domestic Guarantor and any Additional Domestic Guarantor.

Euro, EUR or € means the single currency of the participating member states of the European Union.

Event of Default means an event (i) in which the commitments under the Credit Agreement will automatically immediately terminate and the amounts outstanding are immediately due and payable (ii) which would entitle the Administrative Agent (A) to, inter alia, prematurely terminate all or part of the total commitments under the Credit Agreement and/or (B) to declare that all or part of the amounts outstanding under the Credit Agreement are immediately due and payable or payable on

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demand provided that any requirement for the giving of notice, the lapse of time or both has been satisfied.
Foreign Borrower means any Original Foreign Borrower and any Additional Foreign Borrower.

Foreign Guarantor means any Original Foreign Guarantor and any Additional Foreign Guarantor.

Future Pledgee means any person or entity replacing the Administrative Agent in its function as administrative agent under the Credit Agreement.

German Borrower means First Solar Manufacturing GmbH and any other person or entity that is organised under the laws of the Federal Republic of Germany which becomes a borrower under the Credit Agreement after the date of the Credit Agreement.

German Guarantor means First Solar GmbH and First Solar Holdings GmbH and any other person or entity that is organised under the laws of the Federal Republic of Germany which is required to provide for a guarantee in connection with the Loan Documents after the date of the Credit Agreement.

Group means the Company and its Subsidiaries from time to time.

Guarantee and Collateral Agreement means the guarantee and collateral agreement dated on or about the date of this Agreement made between, inter alia, First Solar, Inc. and certain of its Subsidiaries in favour of the Administrative Agent which will be attached as “Exhibit A” to the Credit Agreement.

Guarantor means any Domestic Guarantor and any Foreign Guarantor.

Incremental Facility means any additional revolving loan provided either
(i)	by a person that already is a lender under the Credit Agreement (defined as “increasing lender” therein) after having accepted an increase of its revolving commitment; or

(ii)	by an assuming lender becoming a new lender under the Credit Agreement (defined as “assuming lender” therein) after having signed a New Lender Supplement, provided that the aggregate amount of the aggregate revolving loans will in no event exceed $400,000,000.

Issuing Lender means the Original Issuing Lender and any other lender that has agreed in its sole discretion to issue a letter of credit to any Borrower or any other borrowing Subsidiary in connection with the Credit Agreement.

Lender means an Original Lender and any person which becomes a lender under the Credit Agreement, including without limitation an assuming lender of an Incremental Facility, after the date of this Agreement, unless, in each case, such person has ceased to be a lender under the Credit Agreement.

Letter of Credit means any letter of credit issued or to be issued under the Credit Agreement, as such letter of credit may be amended, modified, restated, extended, renewed, increased, replaced or supplemented from time to time.

Loan Document means

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(a) the Credit Agreement;
(b) each Security Document;
(c) any Note; and
(d) any other document designated as such by the Administrative Agent and the Company.
New Lender Supplement means a supplement to the Credit Agreement pursuant to which an assuming lender will become a party to the Credit Agreement with a revolving commitment in an amount agreed by such assuming lender.

Note means any promissory note evidencing loans in accordance with the terms of the Credit Agreement, that may be amended, modified, supplemented, extended, renewed or replaced from time to time.

Obligor means a Borrower and/or a Guarantor.

Original Domestic Guarantors means each of the Subsidiaries of the Company listed in Schedule 2 under the section “Original Domestic Guarantors”.

Original Foreign Borrower means each of the Subsidiaries of the Company listed in Schedule 2 under the section “Original Foreign Borrowers”.

Original Foreign Guarantor means each of the Subsidiaries of the Company listed in Schedule 2 under the section “Original Foreign Guarantors”.

Original Issuing Lender means JPMorgan Chase Bank, N.A.

Original Lender means each of the financial institutions set out in Schedule 1 hereto in its capacity as original lender to the Company and the Original Foreign Borrowers.

Original Pledgees means the Administrative Agent.

Parties means the Pledgor, the Administrative Agent and the Pledgees.

Person means an individual, partnership, corporation, limited liability company, business trust, joint stock company, trust, unincorporated association, joint venture, any governmental authority or other entity of whatever nature.

Pledged Company means First Solar Holdings GmbH, a limited liability company (Gesellschaft mit beschränkter Haftung) organised under the laws of the Federal Republic of Germany, registered in the commercial register (Handelsregister) of the local court (Amtsgericht) of Mainz, Germany, under registration number HRB 40090.

Pledges means any and all pledges constituted pursuant to Clause 2.2 (a) of this Agreement.

Pledgees means the Administrative Agent and any Future Pledgee.

Pledged Shares shall have the meaning ascribed to it in Clause 2.1 (b) below.

Remaining Share shall have the meaning ascribed to it in Clause 2.1 (b) below.

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Secured Claims means all present and future rights and claims (Ansprüche) (whether actual or contingent and whether owned jointly or severally or in any other capacity whatsoever) (including claims from unjust enrichment (ungerechtfertige Bereicherung) and tort (Delikt)) of any of the Secured Parties against any German Borrower and any German Guarantor under or in connection with the Loan Documents (or any of them) or any Letter of Credit, each as amended, varied, supplemented or novated from time to time, including without limitation, any increase of principal or interest, in each case together with all interest, costs, charges and expenses incurred by any Secured Party in connection with the protection and preservation or enforcement of its respective rights under the Loan Documents or any Letter of Credit.

Secured Party means an Agent, the Lenders and any affiliate of any Lender to which any obligations under any Loan Document or under any Specified Swap Agreements are owed by any member of the Group, any Issuing Lender and any Swap Counterparty.

Security means any and all collateral granted with a view to securing the Secured Claims.

Security Document means
(a)	the Guarantee and Collateral Agreement; and

(b)	any other document evidencing or creating collateral over any asset of an Obligor to secure any obligation of an Obligor under or in connection with, inter alia, the Credit Agreement.
Shares means the shares in the Pledged Company as set forth in Clause 2.1(b) (Pledged Shares) hereof.

Specified Swap Agreement means any Swap Agreement entered into by the Company or any Guarantor and any lender or any affiliate of a lender in connection with the Credit Agreement.

Subsidiary means as to any Person, a corporation, partnership, limited liability company or other entity of which shares of stock or other ownership interests having ordinary voting power (other than stock or such other ownership interests having such power only by reason of the happening of a contingency) to elect a majority of the board of directors or other managers of such corporation, partnership or other entity are at the time owned, or the management of which is otherwise controlled, directly or indirectly through one or more intermediaries, or both, by such Person. And unless otherwise qualified, all references to a “Subsidiary” or to “Subsidiaries” in this Agreement shall refer to a Subsidiary or Subsidiaries of the Company.an entity of which a person owns directly or indirectly more than 50 percent (50%) of the voting capital or similar right of ownership.

Swap Agreement means any agreement with respect to any swap, forward, future or derivative transaction or option or similar agreement involving, or settled by reference to, one or more rates, currencies, commodities, equity or debt instruments or securities, or economic, financial or pricing indices or measures of economic, financial or pricing risk or value or any similar transaction or any combination of these transactions; except for any phantom stock or similar plan providing for payments only on account of services provided by current or former directors, officers, employees or consultants of the Company or any of its Subsidiaries.

Swap Counterparty means any person or entity providing a Specified Swap Agreement.

Syndication Agent means Credit Suisse, Cayman Islands Branch.

1.2	Where the context so admits, the singular includes the plural and vice versa.

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1.3	The headings in this Agreement are for convenience only and are to be ignored in construing this Agreement.

1.4	Any reference in this Agreement to a defined document is a reference to that defined document as amended, varied, supplemented or novated from time to time.

1.5	Any reference to a Party or other person (including any Obligor and any Secured Party) includes its respective successor(s) in law (including any universal successor (Gesamtrechtsnachfolger) of that person by way of merger (Verschmelzung), any other reorganisation contemplated in the German Transformation Act (Umwandlungsgesetz) or otherwise) and any assign(s) and transferee(s) of that person and, to the extent legally possible, any legal provision to the contrary is waived.

2.	PLEDGE

2.1	Pledged Shares
(a)	The Pledgor is at the date of this Agreement the sole shareholder of the Pledged Company.

(b)	The total registered share capital (Stammkapital) of the Pledged Company amounts to EUR 25,000 (in words: twenty five thousand euro). As result of a shareholder’s resolution dated 3 August 2009, at present, there exist 25,000 shares (each having a nominal amount of EUR 1) in the Pledged Company. The shares carrying the numbers 16,502 to 25,001 amounting to EUR 8,500 (in words: eight thousand five hundred Euro) are hereinafter referred to as the Pledged Shares. The shares carrying the numbers 2 to 16,501 amounting to EUR 16,500 (in words: sixteen thousand five hundred Euro) are hereinafter referred to as the Remaining Shares.

The Pledged Shares and the Remaining Shares are hereinafter referred to as the Shares. At present, there are no other shares in the Pledged Company.

(c)	The Pledged Shares are fully paid up. As at the date hereof, there is no obligation for the Pledgor to make additional contributions to the Pledged Company.
2.2	Constitution of Pledge
(a)	The Pledgor hereby pledges the Pledged Shares and any and all Ancillary Rights pertaining thereto to each of the Original Pledgees and to each Future Pledgee for their rateable and equally ranking interest as security.

(b)	Each of the Original Pledgees hereby accepts the Pledges. In addition the Administrative Agent accepts the Pledges for and on behalf of each Future Pledgee hereunder as proxy without power of attorney (Vertreter ohne Vertretungsmacht). Each Future Pledgee ratifies and confirms such acceptance so made by the Administrative Agent on its behalf by accepting the transfer or assignment of any Secured Claim and/or by becoming a party to a Loan Document, thereby becoming a Pledgee. All Parties confirm that the validity of any of the Pledges constituted hereunder is not affected by the Administrative Agent acting as proxy without power of attorney for any Future Pledgee. For the avoidance of doubt, the Parties agree that nothing in this Agreement shall exclude a transfer of all or part of the Pledges by operation of law.

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3.	INDEPENDENT PLEDGES

The validity and effect of each of the Pledges shall be independent from the validity and the effect of any of the other Pledges created hereunder. The Pledges to each of the Pledgees shall be separate and individual pledges. Each of the Pledges shall rank pari passu to each other Pledge created hereunder.

4.	PURPOSE OF THE PLEDGES

The Pledges are constituted in order to secure the full and irrevocable satisfaction and discharge of any and all Secured Claims.

The Parties hereby expressly agree that the provisions of section 1210 para 1 sentence 2 of the German Civil Code (Bürgerliches Gesetzbuch) shall not apply to this Agreement and the Pledges.

5.	DIVIDENDS AND OTHER PAYMENT CLAIMS

5.1	Entitlement to receive dividend payments and to exercise other Ancillary Rights

Notwithstanding that the dividends and the other Ancillary Rights are pledged pursuant to this Agreement, the Pledgor shall be entitled to (i) receive and retain all dividend payments and all other payments in respect of the Pledged Shares and (ii) receive, retain and exercise all other Ancillary Rights, unless an Event of Default has occurred, is continuing and the Administrative Agent would be entitled to enforce any of the Pledges pursuant to Clause 7 of this Agreement.

5.2	Pledgees’ rights

Notwithstanding Clause 5.1 (Entitlement to receive dividend payments) above:
(a)	dividends paid or payable other than in cash and other property received, receivable or otherwise distributed in respect of or in exchange for the Pledged Shares;

(b)	dividends or other distributions paid or payable in cash in respect of the Pledged Shares in connection with (i) the partial or total liquidation; (ii) dissolution; or (iii) in connection with the reduction of capital (Kapitalherabsetzung); and

(c)	cash paid, payable or otherwise distributed in respect of principal of, or in redemption of, or in exchange for the Pledged Shares, shall be made available and shall forthwith be delivered to the Administrative Agent for itself and for the Pledgees to be held as security for the Secured Claims and shall, if received by the Pledgor, be received as holder for the Pledgees and segregated from the other property or funds of the Pledgor and be forthwith delivered to the Administrative Agent for itself and for the Pledgees as security for the Secured Claims in the same form as so received (with any necessary endorsement). Any further reaching obligations of the Pledged Company and/or the Pledgor in respect of the use of profits and/or dividends shall not be affected by this Clause 5.2.

6.	EXERCISE OF VOTING RIGHTS

6.1	Voting Rights

The voting rights resulting from the Pledged Shares remain with the Pledgor. The Pledgor, however, shall at all times until the full and irrevocable satisfaction and discharge of all Secured Claims or the release of the Pledges be required, in exercising its voting rights, to act in good faith to ensure that the existence, validity or enforceability of the Pledges is not adversely affected.

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6.2	Impairment

The Pledgor shall not take, or participate in, any action which can be reasonably be expected to impair or to be for any other reason inconsistent with, the security interest of the Pledgees or the security purpose as described in Clause 4 (Purpose of the Pledges) hereof or to defeat, impair or circumvent the rights of the Pledgees hereunder.

6.3	Information by the Pledgor

The Pledgor shall inform the Administrative Agent promptly (unverzüglich) of all other actions concerning the Pledged Company which could be reasonably expected to materially adversely affect the Pledges (or any part thereof). In particular, the Pledgor shall notify the Administrative Agent forthwith of:
(a)	any shareholders’ meeting at which a resolution is intended to be adopted which could have a material adverse effect upon the Pledges. In any event, the Pledgor shall procure that the Administrative Agent will upon request promptly (unverzüglich) receive, as soon as they are available, a copy of the convocation notice for such ordinary or extraordinary shareholders’ meeting setting forth the agenda and all applications and decisions to be taken, and the minutes of any such shareholders’ meeting; and

(b)	any resolution which is intended to be adopted outside a shareholders’ meeting and which could have a material adverse effect upon the Pledges and provide to the Administrative Agent a draft of any such resolution. In any event, the Administrative Agent shall upon request promptly (unverzüglich) receive, as soon as it is available, a copy of any such resolution.
7.	ENFORCEMENT OF THE PLEDGES

7.1	Pledgees’ rights

(a)	At any time after the occurrence and during the continuation of an Event of Default if, in addition, the requirements set forth in sections 1273, 1204 et seq. of the German Civil Code (Bürgerliches Gesetzbuch) with regard to the enforcement of pledges are met (Pfandreife), the Pledgees (or any of them) acting through the Administrative Agent shall be entitled to enforce the Pledges (or any part thereof) by way of public auction (öffentliche Versteigerung) and/or in any other way permitted under German law, in all cases notwithstanding section 1277 of the German Civil Code without any enforceable judgment or other instrument (vollstreckbarer Titel).

(b)	The Pledgees (or any of them) acting through the Administrative Agent shall notify the Pledgor of the intention to realise the Pledges (or any part thereof) not less than 1 (one) week before the date on which the Pledges (or any such part thereof) are intended to be enforced. Such notice period is not necessary if (i) the Pledgor has generally ceased to make payments, (ii) an application for the commencement of insolvency proceedings over the assets of the Pledgor is filed (and not withdrawn) by the Pledgor or by any third person and, in the latter case, it is not without delay established to the satisfaction of the Pledgees that the application is obviously frivolous or (iii) the observance of such notice period can reasonably be expected to adversely affect the enforceability of the Pledges (or any part thereof). The Pledgor hereby expressly agrees that 1 (one) week’s prior written notice to it of the place and time of any public auction held in accordance with Clause 7.1 (a) (Pledgees’ rights) above shall be sufficient. Such public auction may be held at any place in the Federal Republic of Germany which will be determined by the Administrative Agent.

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(c)	If the Administrative Agent seeks to enforce the Pledges (or any part thereof) pursuant to, and in accordance with Clause 7.1(a) (Pledgees’ Rights) above, the Pledgor shall, at its own expense, render forthwith all assistance necessary in order to facilitate the prompt realisation of the Pledged Shares (or any of them) and/or the exercise by the Pledgees (or any of them) acting through the Administrative Agent of any other right a Pledgee may have pursuant to this Agreement or statutory German law.

(d)	In case of an enforcement of the Pledges or if the Pledgor pays or repays any of the Secured Claims owed by any other Obligor, section 1225 of the German Civil Code (Bürgerliches Gesetzbuch) (Legal subrogation of claims to a pledgor (Forderungsübergang auf den Verpfänder)) shall not apply and no rights or claims of the Pledgees shall pass to the Pledgor until the full and irrevocable satisfaction and discharge of all Secured Claims.

(e)	The Pledgees (or any of them) acting through Administrative Agent may determine which part of the Security, if applicable, shall be used to satisfy the Secured Claims.

7.2	Dividends

Provided that the requirements for enforcement referred to under Clause 7.1(a) (Pledgees’ Rights) above are met and an enforcement notice has been served in accordance with Clause 7.1 (b), all dividends and all other payments based on similar ancillary rights attributed to the Pledged Shares may be applied by the Pledgees in satisfaction in whole or in part of the Secured Claims notwithstanding a Pledgee’s right to treat such payments as additional collateral. Any such payments which are made to the Pledgor after the time the Pledges have become enforceable must be paid to the Administrative Agent.

7.3	Voting rights

Even if the requirements for enforcement referred to under Clause 7.1(a) (Pledgees’ Rights) above are met, the Administrative Agent shall not, whether as proxy or otherwise, be entitled to exercise the voting rights attached to the Pledged Shares for itself or on behalf of any of the Pledgees. However, the Pledgor shall, upon the occurrence of an event which gives the Pledgees the right to enforce the Pledges (or any part thereof) pursuant to Clause 7.1, have the obligations and the Pledgees shall have the rights set forth in Clause 6.3 (Information by the Pledgor) of this Agreement regardless of which resolutions are intended to be adopted.

7.4	Application of proceeds

(a)	The proceeds resulting from the enforcement of the Pledges (or any part thereof) shall be applied by the Administrative Agent towards the satisfaction of the Secured Claims.

(b)	Until the full and irrevocable satisfaction and discharge of all Secured Claims, the Pledgees shall be entitled to treat all enforcement proceeds, held by the Administrative Agent separate from its assets on a separate trust account for the benefit of the Secured Parties and after the full and irrevocable satisfaction and discharge for the benefit of the Pledgor, as additional collateral for the Secured Claims, notwithstanding their right to seek satisfaction from such proceeds at any time.

(c)	After the full and irrevocable satisfaction and discharge of all Secured Claims any remaining proceeds resulting from the enforcement of the Pledges (or any part thereof) shall be transferred to the Pledgor at the cost and expense of the Pledgor.

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8.	NO DEFENCES OR RECOURSE

8.1	The Pledgor hereby waives any rights of revocation (Anfechtbarkeit) and set-off (Aufrechenbarkeit) it may have pursuant to sections 1211 and 770(1) and (2) of the German Civil Code (Bürgerliches Gesetzbuch) save to the extent that the relevant Secured Claims can be discharged by way of set off against counterclaims which are undisputed (unbestritten) or ascertained by unappealable judgment (rechtskräftig festgestellt) and any defence of failure to pursue remedies (Einrede der Vorausklage) it may have.

8.2	To the extent legally possible, the Pledgor hereby expressly waives the defences exercisable by it pursuant to section 1211 para. 1 sentence 1 alternative 1 of the German Civil Code (Bürgerliches Gesetzbuch) which the principal debtor of any Secured Claim has against any Secured Claim (Einreden des Hauptschuldners).

8.3	In addition to Clause 7.1(d) (Pledgees’ rights) of this Agreement, the Parties hereby agree that until the full and irrevocable satisfaction and discharge of all Secured Claims no rights and claims shall pass to or otherwise arise for the benefit of the Pledgor by subrogation (gesetzlicher Übergang von Forderungen und Rechten) or otherwise, including any recourse claims, indemnification claims, claims arising from unjust enrichment (ungerechtfertigte Bereicherung) and any right to demand the assignment and/or transfer of any Secured Claim and/or Security, against any Obligor, grantor of Security or Secured Party (as the case may be) which it may (but for this Clause 8) acquire as a result of:
(i)	a payment or repayment by the Pledgor of any debt of any other Obligor under any of the Loan Documents; or

(ii)	in case of enforcement of the Pledges (or any part thereof).
Until the full and irrevocable satisfaction and discharge of all Secured Claims, the Pledgor furthermore undertakes not to exercise (pactum de non petendo), and not to purport to exercise, any such rights and claims which may pass to it or otherwise arise for its benefit notwithstanding this Clause 8 or would pass to it or otherwise arise for its benefit but for this Clause 8.

The provisions under this Clause 8.3 shall not apply with regard to a recourse claim, if the parties agreed to allow such recourse of the Pledgor against any of the other Parties thereby taking at all times into account the terms of the Credit Agreement and any other Loan Document.

9.	REPRESENTATIONS AND WARRANTIES

The Pledgor represents and warrants (selbständiges Garantieversprechen im Sinne von § 311 Bürgerliches Gesetzbuch) to the Pledgees that on the date of this Agreement:
(a)	the Pledged Company is validly existing and is neither:
(i)	unable to pay its debts when they fall due (zahlungsunfähig) within the meaning of section 17 of the German Insolvency Code (Insolvenzordnung); nor

(ii)	in a state of imminent inability to pay its debts when they fall due (drohende Zahlungsunfähigkeit) within the meaning of section 18 of the German Insolvency Code (Insolvenzordnung); nor

(iii)	over-indebted (überschuldet) within the meaning of section 19 of the German Insolvency Code (Insolvenzordnung); nor

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(iv)	subject to any insolvency proceedings (Insolvenzverfahren) (or other or similar proceedings under the laws of any other applicable jurisdiction) or any refusal of opening insolvency proceedings for insufficiency of assets (Abweisung mangels Masse) (within the meaning of section 26 of the German Insolvency Code (Insolvenzordnung));
(b)	the Shares are the only shares (Geschäftsanteile) in the Pledged Company in existence at the date hereof;

(c)	the Pledgor is not subject to any restriction of any kind with regard to the transfer of, or the granting of a pledge in, or any other disposal of, the Pledged Shares, or with regard to the right to receive dividends on the Pledged Shares;

(d)	the Pledgor is the sole legal and beneficial owner of the Pledged Shares and the Pledged Shares have not been transferred to or encumbered for the benefit of any third person and are not subject to any other rights of third parties (including, but not limited to, any pre-emption rights of third parties for shares in the Pledged Company);

(e)	the Plegor is entitled to participate in the dividends of the Pledged Company free of any and all in-rem rights of others;

(f)	the Shares are fully paid and there is no obligation for a shareholder to make additional contributions (keine Nachschusspflicht); and

(g)	no litigation, arbitration or administrative proceedings, which could reasonably be expected to have a material adverse effect, are presently in progress, pending or threatened which restrain, or threaten to restrain, the Pledgor in respect of the entry into, the performance of, or compliance with, any of its obligations pursuant to this Agreement.
10.	UNDERTAKINGS

10.1	General undertakings

The Pledgor undertakes:
(a)	if any amount in excess of US$100,000 payable or security transferrable under or in connection with this Agreement shall be or become evidenced by any authorisation, approval, licence and consent such authorisation, approval, licence and consent shall be promptly delivered to the Administrative Agent, duly indorsed in a manner satisfactory to the Administrative Agent;

(b)	to maintain the security interest created by this Agreement as a perfected security interest and to defend such security interest against the claims and demands of all persons whomsoever subject to the rights of the Pledgor under the Loan Documents to dispose of the Pledged Shares;

(c)	at any time and from time to time, upon the written request of the Administrative Agent and at the sole expense of such Plegor, to promptly (unverzüglich) and duly execute and deliver, and have recorded such further instruments and documents and take such further actions as the Administrative Agent may reasonably request for the purpose of obtaining or preserving the full benefits of this Agreement and of the rights and powers herein granted, including, without limitation, execute one or more collateral agreements (including assignments and

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releases) to obtain or preserve the security interest created by this Agreement in favour of the Administrative Agent and the other Secured Parties
(d)	to notify the Administrative Agent promptly (unverzüglich) of any change in the shareholding in the Pledged Company or of any change in the shareholders’ agreement (Gesellschaftsvertrag);

(e)	to inform the Administrative Agent promptly (unverzüglich) of any attachments (Pfändung) regarding the Shares or any other measures which can reasonably be expected to impair or jeopardise the Pledgees’ rights relating to the Pledged Shares. In the event of an attachment, the Pledgor undertakes to forward to the Administrative Agent promptly (unverzüglich) a copy of the attachment order (Pfändungsbeschluss), any third party debt order (Überweisungsbeschluss) and all other documents necessary for a defence against the attachment. The Pledgor shall inform the attaching creditor promptly (unverzüglich) about the Pledgees’ security interests;

(f)	if and to the extent the Pledged Shares are not fully paid up at the date hereof, to fully pay up the Pledged Shares promptly (unverzüglich) upon the execution of this Agreement and to procure that there will be no obligation for a shareholder to make additional contributions;

(g)	not to create or permit to subsist any encumbrance over all or any of the Pledged Shares or any interest therein or otherwise sell, transfer or dispose of the whole or any part of the Pledged Shares or any interest therein;

(h)	to refrain from any acts or omissions which can reasonably be expected have an adverse effect on the validity or enforceability of the Pledges (or any part thereof); and

(i)	with regard to any and all shares in the capital of the Pledged Company issued in addition to the Shares in what ever nominal value which the Pledgor may acquire or receive otherwise in future in the event of an increase of the capital of the Pledged Company or otherwise:
(i)	to inform the Administrative Agent of the intention to either raise additional capital by increasing its capital (Kapitalerhöhung) or acquire or receive additional capital otherwise;

(ii)	after prior written consent of the Administrative Agent to such increase, to only give effect to such increase of (acquire or receive) the capital by dividing the aggregate new capital into shares, such that 66% of the new capital and of 34% of the new capital can be pledged separately (such as in two shares one which represents 66%of the new capital an another one representing the remaining 34% of the new capital); and

(iii)	to pledge the new share(s) corresponding to 34% of the new capital within five (5) Business Days in favour of the Pledgee substantially under the same terms and conditions as agreed to in this Agreement.
(j)	to file within five (5) Business Days the new list of shareholders representing the split of the shares in 25,000 different shares with the nominal amount of EUR 1 each with the competent commercial register.

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10.2	Pledge over all Shares

The Administrative Agent may at all times for itself and for the other Pledgees request to hold a pledge over all Pledged Shares held by the Pledgor (in particular, without limitation, in the case of a merger or conversion an equivalent security interest over the shares or interests in the surviving or, as the case may be, the new company) in accordance with all terms of this Agreement and the agreement on or about the date of this Agreement pursuant to which the Remaining Share is pledged.

11.	RELEASE

11.1	Confirmation

After the full and irrevocable satisfaction and discharge of all Secured Claims the Administrative Agent shall confirm in writing to the Pledgor upon the Pledgor’s request that the Pledges have ceased to exist and/or, as applicable, the release of the Pledges (Pfandaufgabe), at the cost and expense of the Pledgor (if any).

11.2	Release of Security

Even prior to the full and irrevocable satisfaction and discharge of all Secured Claims, the Pledgees are obliged to release upon the Pledgor’s request, and at the Pledgor’s cost and expense, all or part of the Security insofar as the realisable value of the Security exceeds, not only temporarily, the Secured Claims by more than 10%. The Administrative Agent may, at its discretion, determine which part of the Security shall be released but shall reasonably take into account the legitimate interest of the Pledgor and the Pledged Company.

12.	INDEMNITY

12.1	Liability for Damages

Neither the Administrative Agent nor any of the other Pledgees shall be liable for any loss or damage suffered by the Pledgor save in respect of such loss or damage which is suffered as a result of the gross negligence (grobe Fahrlässigkeit) or wilful misconduct (Vorsatz) of the Administrative Agent or any of the other Pledgees.

12.2	Indemnification

The Pledgor shall indemnify and hold the Administrative Agent and each of the other Pledgees harmless and keep them indemnified from and against any and all liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements of any kind or nature whatsoever arising out of the execution, delivery, enforcement, performance and administration of this Agreement, which may be incurred by or made against the Administrative Agent and/or any of the other Pledgees for anything done or omitted in the exercise or purported exercise of the powers contained in this Agreement, provided, that the Pledgor shall have no obligation hereunder to the extent that such liabilities, obligations, losses, damages, penalties, actions, judgments suits, costs, expenses or disbursements of any kind or nature whatsoever arising out of the execution, delivery, enforcement, performance and administration of this Agreement are incurred by or made against the Administrative Agent or any of the other Pledgees as a result of the gross negligence (grobe Fahrlässigkeit) or wilful misconduct (Vorsatz) of the Administrative Agent or any of the other Pledgees.

Any reference in this paragraph to the Administrative Agent and/or the other Pledgees includes any officer, director, employee, agent, advisor (including any attorney) or other person appointed by the

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Administrative Agent or any other Pledgee in accordance with the provisions of this Agreement and the other Loan Documents.
13.	DURATION AND INDEPENDENCE

13.1	Duration

This Agreement shall remain in full force and effect until the full and irrevocable satisfaction and discharge of the Secured Claims. The Pledges shall not cease to exist if any payments made in satisfaction of the Secured Claims have only temporarily discharged the Secured Claims.

13.2	Continuing Security

This Agreement shall create a continuing Security and no change or amendment whatsoever in any Loan Document or in any document or agreement related to it shall affect the validity or limit the scope of this Agreement or the obligations which are imposed on the Pledgor pursuant to it.

The Pledgor hereby agrees that the Pledges shall not be affected by any assumption of liability (Schuldübernahme) in relation to any of the Secured Claims and hereby expressly consents (willigt ein) to any such transfer and/or assumption of liability within the meaning of section 418 para. 1 sentence 3 of the German Civil Code (Bürgerliches Gesetzbuch) (including when applied by analogy).

13.3	Independence

This Agreement and the Pledges are independent from all other security interests or guarantees which may have been or will be given to the Administrative Agent and/or any of the other Secured Parties with respect to any obligation of the Obligors (or any of them). None of such other security interests or guarantees shall in any way prejudice, or be prejudiced by, this Agreement or the Pledges.

14.	COSTS AND EXPENSES

The Pledgor shall promptly (unverzüglich) pay or reimburse each Pledgee the amount of any and all costs, charges, fees and expenses (including fees for legal advisers) incurred by it in connection with the enforcement or preservation of any rights under this Agreement or any waiver in relation thereto, together in each case with any applicable value added tax or other taxes. Any notarial fees and expenses incurred in connection with this Agreement shall be borne by the Pledgor.

15.	PARTIAL INVALIDITY; WAIVER

15.1	Invalidity

If any provision of this Agreement or part thereof should be or become invalid or unenforceable, this shall not affect the validity of the remaining provisions hereof. The invalid or unenforceable provision shall be replaced by that provision which best meets the intent of the replaced provision. This shall apply analogously with respect to anything which is accidentally not regulated in this Agreement (Vertragslücke). § 139 of the German Civil Code (Bürgerliches Gesetzbuch) shall be waived hereby.

In particular the Pledges shall not be affected and shall in any event extend to any and all of the Pledged Shares held by the Pledgor in the Pledged Company even if the number or nominal value of

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the Shares, the Pledged Shares or the aggregate liable capital of the Pledged Company as stated in Clause 2.1(b) (Pledged Shares) are inaccurate and deviate from the actual facts.
15.2	Waiver

No failure to exercise, nor any delay in exercising, on the part of the Administrative Agent or the other Pledgees (or any of them), any right or remedy hereunder shall operate as a waiver thereof, nor shall any single or partial exercise of any right or remedy prevent any further or other exercise thereof or the exercise of any other right or remedy. The rights and remedies provided hereunder are cumulative and not exclusive of any rights or remedies provided by law.

16.	AMENDMENTS

Changes to and amendments of this Agreement including this Clause 16 must be made in writing.

17.	SUCCESSORS, ASSIGNMENTS AND TRANSFERS

This Agreement shall be binding upon the Parties hereto and, to the extent legally possible, their respective successor(s) in law. Each Pledgee shall, to the extent legally possible, be entitled to assign or otherwise transfer (i) any and all of its rights and (ii) (only with regard to any person which becomes a lender or an administrative agent under the Credit Agreement after the date of this Agreement) any and all of its duties pursuant to this Agreement to third parties. The Pledgor is entitled to any such transfer with the prior written consent of the Pledgees (acting through the Administrative Agent, as the case may be) only.

18.	NOTICES AND THEIR LANGUAGE

18.1	Notices

Any notice or other communication under or in connection with this Agreement to the Pledgor or the Administrative Agent and/or any of the other Pledgees shall be in writing (unless notarisation is required) and shall be delivered personally, by post, email or fax and shall be sent to the address, email address or fax number of the party, and for the attention of the individual or department, as set forth in Schedule 3 hereto or such other address, email address or fax number as is notified in writing by that Party for this purpose to the Facility Agent, the Administrative Agent or, as the case may be, the Pledgor, from time to time.

18.2	Language

Save for the notice pursuant to section 1280 of the German Civil Code (Bürgerliches Gesetzbuch) and unless otherwise required by statutory German law or unless otherwise agreed in writing from time to time, any notice or other communication under or in connection with this Agreement shall be made in the English language or, if in any other language, accompanied by a translation into English. In the event of any conflict between the English text and the text in any other language, the English text shall prevail (unless the document is a statutory or other official document), except that where a German translation of a legal term appears in such text, the German translation shall prevail.

19.	APPLICABLE LAW; JURISDICTION

19.1	Governing Law

This Agreement shall be governed by and construed in accordance with the laws of the Federal Republic of Germany.

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19.2	Jurisdiction

The place of jurisdiction for all Parties shall be Frankfurt am Main, Federal Republic of Germany. The Administrative Agent and the other Pledgees, however, shall also be entitled to take legal action against the Pledgor before any other competent court of law having jurisdiction over the Pledgor or any of its assets.

20.	NOTIFICATION

The Pledgor and the Pledgees hereby instruct and the Pledgor authorises the undersigned Notary Public to notify the Pledged Company in the Pledgor’s name of the Pledges by means of forwarding a certified copy of this Agreement to the Pledged Company by registered mail (return receipt requested).

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SCHEDULE 1
ORIGINAL LENDERS
JPMorgan Chase Bank, N.A.
Bank of America, N.A.
Credit Suisse, Cayman Islands Branch
The Royal Bank of Scotland plc
Goldman Sachs Credit Partners L.P.
Wells Fargo Bank, N.A.
HSBC Bank USA, National Association
RBC Capital Markets
Morgan Stanley Bank, N.A.

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SCHEDULE 2
ORIGINAL OBLIGORS
PART 1
ORIGINAL BORROWERS
ORIGINAL DOMESTIC BORROWER
First Solar, Inc.
ORIGINAL FOREIGN BORROWERS
First Solar Manufacturing GmbH
PART 2
ORIGINAL GUARANTORS
ORIGINAL DOMESTIC GUARANTORS
First Solar, Inc.
ORIGINAL FOREIGN GUARANTORS
First Solar Holdings GmbH
First Solar GmbH
First Solar Manufacturing GmbH

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SCHEDULE 3
ADDRESSES FOR NOTICES

To the Pledgor:	First Solar, Inc. 350 West Washington Street, Suite 600 Tempe, Arizona 85281
Attn.:    Anja Lange
    David Brady
Fax:      +49(0)6131-1443-500
    +1-602-414-9462
Email:   alange@firstsolar.com
     dbrady@firstsolar.com

To the Administrative Agent:	JPMorgan Chase Bank, N.A. 10 South Dearborn, 7th Floor Chicago, IL 60603

Attention: Creston Wren Telecopy: 001 (312) 385-7097 Telephone: 001 (312) 385-7016

With a copy to	JPMorgan Chase Bank, N.A. 125 London Wall London EC2Y 5AJ

Attention: Lucy Chick Telecopy: +44(0)20 7325 6835 Telephone: +44(0)20 7325 6926

With a copy to	JPMorgan Chase Bank, N.A. 201 North Central Avenue, Floor 21Phoenix, AZ 85004

Attention: Mark Chambers Telecopy: 001 (602) 221-1502 Telephone: 001 (602) 221-2290

To the Pledged Company:	First Solar Holdings GmbH Rheinstr. 4B 55116 Mainz

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Germany
Attn.:    Anja Lange
    David Brady
Fax:      +49(0)6131-1443-500
    +1-602-414-9462
Email:   alange@firstsolar.com
    dbrady@firstsolar.com

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APPENDIX 3
SHARE PLEDGE AGREEMENT
(VERPFÄNDUNG VON GESCHÄFTSANTEILEN)
IN RELATION TO FIRST SOLAR GMBH
4 SEPTEMBER 2009
between
FIRST SOLAR HOLDINGS GMBH.
as Pledgor
and
JPMORGAN CHASE BANK, NATIONAL ASSOCIATION
as Administrative Agent

THIS SHARE PLEDGE AGREEMENT (the Agreement) is made on 4 September 2009
BETWEEN:
FIRST SOLAR HOLDINGS GMBH, a limited liability company (Gesellschaft mit beschränkter Haftung) organised under the laws of the Federal Republic of Germany, registered in the commercial register (Handelsregister) of the local court (Amtsgericht) of Mainz, Germany, under registration number HRB 40090 as pledgor (the Pledgor)

on one side; and

(1)	JPMORGAN CHASE BANK, NATIONAL ASSOCIATION, a banking association organised under the laws of the United States with its main office at 1111 Polaris Parkway, Columbus, Ohio 43240, U.S.A. acting through its London Branch, at 125 London Wall, London EC2Y 5AJ as administrative agent (the Administrative Agent).
WHEREAS:
(A)	The Original Lenders (as defined below) have agreed to make available to the Borrowers (as defined below) certain revolving credit facilities and certain letters of credit on the terms of and subject to the Credit Agreement (as defined below).

(B)	It is a condition to the Original Lenders (as defined below) making the credit facilities available to the Borrowers (as defined below) that the Pledgor enters into this Agreement.
IT IS AGREED as follows:
1.	INTERPRETATION

1.1	Definitions
In this Agreement:

Additional Domestic Borrower means a company which becomes a borrower under the Credit Agreement after the date of the Credit Agreement that is organised under the laws of any jurisdiction within the United States of America.

Additional Domestic Guarantor means a company which becomes a guarantor under the Credit Agreement after the date of the Credit Agreement that is organised under the laws of any jurisdiction within the United States of America.

Additional Foreign Borrower means a company which becomes a borrower under the Credit Agreement after the date of the Credit Agreement that is not an Additional Domestic Borrower.

Additional Foreign Guarantor means a company which becomes a guarantor under the Credit Agreement after the date of the Credit Agreement that is not an Additional Domestic Borrower.

Agent means:
(a)	the Syndication Agent;

(b)	the Documentation Agent; and

(c)	the Administrative Agent.

Ancillary Rights means:

(a)	dividends, if any, payable on the Shares;

(b)	liquidation proceeds (Liquidationserlöse), consideration for redemption (Einziehungsentgelt), repaid capital in case of a capital decrease (Kapitalherabsetzung), any compensation in case of termination (Kündigung) and/or withdrawal (Austritt) of a shareholder of the Pledged Company, the surplus in case of surrender (Preisgabe) and all other pecuniary claims associated with the Shares;

(c)	the right to subscribe for newly issued shares.
Assignment and Assumption Agreement means the assignment and assumption agreement, pursuant to which a Lender as assignor sells and assigns to a person as assignee , inter alia, any or all of the assignor’s rights and obligations in its capacity as a lender under the Credit Agreement.

Borrower means any Domestic Borrower and any Foreign Borrower.

Business Day means a day (other than a Saturday or Sunday) on which banks are open for general business in Frankfurt am Main, Germany.

Company means First Solar, Inc., a corporation organised under the laws of Delaware, United States of America, having its business address at 350 West Washington Street, Suite 600, Tempe, Arizona 85281, United States of America

Credit Agreement means the New York law governed credit agreement dated on or about the date of this Agreement between the Company and the Original Foreign Borrowers on one side and, inter alia, the Administrative Agent and the Original Lenders together with each New Lender Supplement, and Assignment and Assumption Agreement relating thereto and any and each other agreement or instrument amending, modifying, extending, restating or supplementing it from time to time providing for an approximately $300,000,000 facility and an up to $100,000,000 Incremental Facility.

Documentation Agent means The Royal Bank of Scotland plc.

Dollar or $ means the lawful currency of the United States of America.

Domestic Borrower means the Company and any Additional Domestic Borrower.

Domestic Guarantor means any Original Domestic Guarantor and any Additional Domestic Guarantor.

Euro, EUR or € means the single currency of the participating member states of the European Union.

Event of Default means an event (i) in which the commitments under the Credit Agreement will automatically immediately terminate and the amounts outstanding are immediately due and payable (ii) which would entitle the Administrative Agent (A) to, inter alia, prematurely terminate all or part of the total commitments under the Credit Agreement and/or (B) to declare that all or part of the amounts outstanding under the Credit Agreement are immediately due and payable or payable on demand provided that any requirement for the giving of notice, the lapse of time or both has been satisfied.

Existing Share means the share in the Pledged Company as set forth in Clause 2.1(b) (Pledged Shares) hereof.

Foreign Borrower means any Original Foreign Borrower and any Additional Foreign Borrower.

Foreign Guarantor means any Original Foreign Guarantor and any Additional Foreign Guarantor.

Future Pledgee means any person or entity replacing the Administrative Agent in its function as administrative agent under the Credit Agreement.

Future Shares means any and all shares in the capital of the Pledged Company issued in addition to the Existing Share in whatever nominal value which the Pledgor may acquire in future in the event of an increase of the capital of the Pledged Company or otherwise.

German Borrower means First Solar Manufacturing GmbH and any other person or entity that is organised under the laws of the Federal Republic of Germany which becomes a borrower under the Credit Agreement after the date of the Credit Agreement.

German Guarantor means First Solar GmbH and First Solar Holdings GmbH and any other person or entity that is organised under the laws of the Federal Republic of Germany which is required to provide for a guarantee in connection with the Loan Documents after the date of the Credit Agreement.

Group means the Company and its Subsidiaries from time to time.

Guarantee and Collateral Agreement means the guarantee and collateral agreement dated on or about the date of this Agreement made between, inter alia, First Solar, Inc. and certain of its Subsidiaries in favour of the Administrative Agent which will be attached as “Exhibit A” to the Credit Agreement.

Guarantor means any Domestic Guarantor and any Foreign Guarantor.

Incremental Facility means any additional revolving loan provided either
(i)	by a person that already is a lender under the Credit Agreement (defined as “increasing lender” therein) after having accepted an increase of its revolving commitment; or

(ii)	by an assuming lender becoming a new lender under the Credit Agreement (defined as “assuming lender” therein) after having signed a New Lender Supplement, provided that the aggregate amount of the aggregate revolving loans will in no event exceed $400,000,000.

Issuing Lender means the Original Issuing Lender and any other lender that has agreed in its sole discretion to issue a letter of credit to any Borrower or any other borrowing Subsidiary in connection with the Credit Agreement.

Lender means an Original Lender and any person which becomes a lender under the Credit Agreement, including without limitation an assuming lender of an Incremental Facility, after the date of this Agreement, unless, in each case, such person has ceased to be a lender under the Credit Agreement.

Letter of Credit means any letter of credit issued or to be issued under the Credit Agreement, as such letter of credit may be amended, modified, restated, extended, renewed, increased, replaced or supplemented from time to time.

Loan Document means
(a) the Credit Agreement;
(b) each Security Document;
(c) any Note; and
(d) any other document designated as such by the Administrative Agent and the Company.
New Lender Supplement means a supplement to the Credit Agreement pursuant to which an assuming lender will become a party to the Credit Agreement with a revolving commitment in an amount agreed by such assuming lender.

Note means any promissory note evidencing loans in accordance with the terms of the Credit Agreement, that may be amended, modified, supplemented, extended, renewed or replaced from time to time.

Obligor means a Borrower and/or a Guarantor.

Original Domestic Guarantors means each of the Subsidiaries of the Company listed in Schedule 2 under the section “Original Domestic Guarantors”.

Original Foreign Borrower means each of the Subsidiaries of the Company listed in Schedule 2 under the section “Original Foreign Borrowers”.

Original Foreign Guarantor means each of the Subsidiaries of the Company listed in Schedule 2 under the section “Original Foreign Guarantors”.

Original Issuing Lender means JPMorgan Chase Bank, N.A.

Original Lender means each of the financial institutions set out in Schedule 1 hereto in its capacity as original lender to the Company and the Original Foreign Borrowers.

Original Pledgees means the Administrative Agent.

Parties means the Pledgor, the Administrative Agent and the Pledgees.

Person means an individual, partnership, corporation, limited liability company, business trust, joint stock company, trust, unincorporated association, joint venture, any governmental authority or other entity of whatever nature.

Pledged Company means First Solar GmbH, a limited liability company (Gesellschaft mit beschränkter Haftung) organised under the laws of the Federal Republic of Germany, registered in the commercial register (Handelsregister) of the local court (Amtsgericht) of Mainz, Germany, under registration number HRB 8855.

Pledges means any and all pledges constituted pursuant to Clause 2.2 (a) of this Agreement.

Pledgees means the Administrative Agent and any Future Pledgee.

Secured Claims means all present and future rights and claims (Ansprüche) (whether actual or contingent and whether owned jointly or severally or in any other capacity whatsoever) (including claims from unjust enrichment (ungerechtfertige Bereicherung) and tort (Delikt)) of any of the Secured Parties against any German Borrower and any German Guarantor under or in connection with the Loan Documents (or any of them) or any Letter of Credit, each as amended, varied, supplemented or novated from time to time, including without limitation, any increase of principal or interest, in each case together with all interest, costs, charges and expenses incurred by any Secured Party in connection with the protection and preservation or enforcement of its respective rights under the Loan Documents or any Letter of Credit.

Secured Party means an Agent, the Lenders and any affiliate of any Lender to which any obligations under any Loan Document or under any Specified Swap Agreements are owed by any member of the Group, any Issuing Lender and any Swap Counterparty.

Security means any and all collateral granted with a view to securing the Secured Claims.

Security Document means
(a)	the Guarantee and Collateral Agreement; and

(b)	any other document evidencing or creating collateral over any asset of an Obligor to secure any obligation of an Obligor under or in connection with, inter alia, the Credit Agreement.
Shares means the Existing Share and the Future Shares.

Specified Swap Agreement means any Swap Agreement entered into by the Company or any Guarantor and any lender or any affiliate of a lender in connection with the Credit Agreement.

Subsidiary means as to any Person, a corporation, partnership, limited liability company or other entity of which shares of stock or other ownership interests having ordinary voting power (other than stock or such other ownership interests having such power only by reason of the happening of a contingency) to elect a majority of the board of directors or other managers of such corporation, partnership or other entity are at the time owned, or the management of which is otherwise controlled, directly or indirectly through one or more intermediaries, or both, by such Person. And unless otherwise qualified, all references to a “Subsidiary” or to “Subsidiaries” in this Agreement shall refer to a Subsidiary or Subsidiaries of the Company.an entity of which a person owns directly or indirectly more than 50 percent (50%) of the voting capital or similar right of ownership.

Swap Agreement means any agreement with respect to any swap, forward, future or derivative transaction or option or similar agreement involving, or settled by reference to, one or more rates, currencies, commodities, equity or debt instruments or securities, or economic, financial or pricing indices or measures of economic, financial or pricing risk or value or any similar transaction or any combination of these transactions; except for any phantom stock or similar plan providing for payments only on account of services provided by current or former directors, officers, employees or consultants of the Company or any of its Subsidiaries.

Swap Counterparty means any person or entity providing a Specified Swap Agreement.

Syndication Agent means Credit Suisse, Cayman Islands Branch.

1.2	Where the context so admits, the singular includes the plural and vice versa.

1.3	The headings in this Agreement are for convenience only and are to be ignored in construing this Agreement.

1.4	Any reference in this Agreement to a defined document is a reference to that defined document as amended, varied, supplemented or novated from time to time.

1.5	Any reference to a Party or other person (including any Obligor and any Secured Party) includes its respective successor(s) in law (including any universal successor (Gesamtrechtsnachfolger) of that person by way of merger (Verschmelzung), any other reorganisation contemplated in the German Transformation Act (Umwandlungsgesetz) or otherwise) and any assign(s) and transferee(s) of that person and, to the extent legally possible, any legal provision to the contrary is waived.

2.	PLEDGE

2.1	Pledged Shares
(a)	The Pledgor is at the date of this Agreement the sole shareholder of the Pledged Company.

(b)	The total registered share capital (Stammkapital) of the Pledged Company amounts to EUR 25,000 (in words: twenty five thousand Euro). The registered share capital of the Pledged Company is represented by one share amounting to EUR 25,000 (in words: twenty five thousand euro) (the Existing Share) which is held by the Pledgor. At present, there are no other shares in the Pledged Company.

(c)	The Existing Share is fully paid up. As at the date hereof, there is no obligation for the Pledgor to make additional contributions to the Pledged Company.
2.2	Constitution of Pledge
(a)	The Pledgor hereby pledges the Shares and any and all Ancillary Rights pertaining thereto to each of the Original Pledgees and to each Future Pledgee for their rateable and equally ranking interest as security.

(b)	Each of the Original Pledgees hereby accepts the Pledges. In addition the Administrative Agent accepts the Pledges for and on behalf of each Future Pledgee hereunder as proxy without power of attorney (Vertreter ohne Vertretungsmacht). Each Future Pledgee ratifies and confirms such acceptance so made by the Administrative Agent on its behalf by accepting the transfer or assignment of any Secured Claim and/or by becoming a party to a Loan Document, thereby becoming a Pledgee. All Parties confirm that the validity of any of the Pledges constituted hereunder is not affected by the Administrative Agent acting as proxy without power of attorney for any Future Pledgee. For the avoidance of doubt, the Parties agree that nothing in this Agreement shall exclude a transfer of all or part of the Pledges by operation of law.
3.	INDEPENDENT PLEDGES
The validity and effect of each of the Pledges shall be independent from the validity and the effect of any of the other Pledges created hereunder. The Pledges to each of the Pledgees shall be separate and individual pledges. Each of the Pledges shall rank pari passu to each other Pledge created hereunder.

4.	PURPOSE OF THE PLEDGES

The Pledges are constituted in order to secure the full and irrevocable satisfaction and discharge of any and all Secured Claims.

The Parties hereby expressly agree that the provisions of section 1210 para 1 sentence 2 of the German Civil Code (Bürgerliches Gesetzbuch) shall not apply to this Agreement and the Pledges.

5.	DIVIDENDS AND OTHER PAYMENT CLAIMS

5.1	Entitlement to receive dividend payments and to exercise other Ancillary Rights

Notwithstanding that the dividends and the other Ancillary Rights are pledged pursuant to this Agreement, the Pledgor shall be entitled to (i) receive and retain all dividend payments and all other payments in respect of the Shares and (ii) receive, retain and exercise all other Ancillary Rightsunless an Event of Default has occurred, is continuing and the Administrative Agent would be entitled to enforce any of the Pledges pursuant to Clause 7 of this Agreement..

5.2	Pledgees’ rights

Notwithstanding Clause 5.1 (Entitlement to receive dividend payments) above:
(a)	dividends paid or payable other than in cash and other property received, receivable or otherwise distributed in respect of or in exchange for the Shares;

(b)	dividends or other distributions paid or payable in cash in respect of the Shares in connection with (i) the partial or total liquidation; (ii) dissolution; or (iii) in connection with the reduction of capital (Kapitalherabsetzung); and

(c)	cash paid, payable or otherwise distributed in respect of principal of, or in redemption of, or in exchange for the Shares, shall be made available and shall forthwith be delivered to the Administrative Agent for itself and for the Pledgees to be held as security for the Secured Claims and shall, if received by the Pledgor, be received as holder for the Pledgees and segregated from the other property or funds of the Pledgor and be forthwith delivered to the Administrative Agent for itself and for the Pledgees as security for the Secured Claims in the same form as so received (with any necessary endorsement). Any further reaching obligations of the Pledged Company and/or the Pledgor in respect of the use of profits and/or dividends shall not be affected by this Clause 5.2.
6.	EXERCISE OF VOTING RIGHTS

6.1	Voting Rights

The voting rights resulting from the Shares remain with the Pledgor. The Pledgor, however, shall at all times until the full and irrevocable satisfaction and discharge of all Secured Claims or the release of the Pledges be required, in exercising its voting rights, to act in good faith to ensure that the existence, validity or enforceability of the Pledges is not adversely affected.

6.2	Impairment

The Pledgor shall not take, or participate in, any action which can be reasonably be expected to impair, or to be for any other reason inconsistent with, the security interest of the Pledgees or the security purpose as described in Clause 4 (Purpose of the Pledges) hereof or to defeat, impair or circumvent the rights of the Pledgees hereunder.

6.3	Information by the Pledgor

The Pledgor shall inform the Administrative Agent promptly (unverzüglich) of all other actions concerning the Pledged Company which could be reasonably expected to materially adversely affect the Pledges (or any part thereof). In particular, the Pledgor shall notify the Administrative Agent forthwith of:
(a)	any shareholders’ meeting at which a resolution is intended to be adopted which could have a material adverse effect upon the Pledges. In any event, the Pledgor shall procure that the Administrative Agent will upon request promptly (unverzüglich) receive, as soon as they are available, a copy of the convocation notice for such ordinary or extraordinary shareholders’ meeting setting forth the agenda and all applications and decisions to be taken, and the minutes of any such shareholders’ meeting; and

(b)	any resolution which is intended to be adopted outside a shareholders’ meeting and which could have a material adverse effect upon the Pledges and provide to the Administrative Agent a draft of any such resolution. In any event, the Administrative Agent shall upon request promptly (unverzüglich) receive, as soon as it is available, a copy of any such resolution.
7.	ENFORCEMENT OF THE PLEDGES

7.1	Pledgees’ rights

(a)	At any time after the occurrence and during the continuation of an Event of Default if, in addition, the requirements set forth in sections 1273, 1204 et seq. of the German Civil Code (Bürgerliches Gesetzbuch) with regard to the enforcement of pledges are met (Pfandreife), the Pledgees (or any of them) acting through the Administrative Agent shall be entitled to enforce the Pledges (or any part thereof) by way of public auction (öffentliche Versteigerung) and/or in any other way permitted under German law, in all cases notwithstanding section 1277 of the German Civil Code without any enforceable judgment or other instrument (vollstreckbarer Titel).

(b)	The Pledgees (or any of them) acting through the Administrative Agent shall notify the Pledgor of the intention to realise the Pledges (or any part thereof) not less than 1 (one) week before the date on which the Pledges (or any such part thereof) are intended to be enforced. Such notice period is not necessary if (i) the Pledgor has generally ceased to make payments, (ii) an application for the commencement of insolvency proceedings over the assets of the Pledgor is filed (and not withdrawn) by the Pledgor or by any third person and, in the latter case, it is not without delay established to the satisfaction of the Pledgees that the application is obviously frivolous or (iii) the observance of such notice period can reasonably be expected to adversely affect the enforceability of the Pledges (or any part thereof). The Pledgor hereby expressly agrees that 1 (one) week’s prior written notice to it of the place and time of any public auction held in accordance with Clause 7.1 (a) (Pledgees’ rights) above shall be sufficient. Such public auction may be held at any place in the Federal Republic of Germany which will be determined by the Administrative Agent.

(c)	If the Administrative Agent seeks to enforce the Pledges (or any part thereof) pursuant to, and in accordance with Clause 7.1(a) (Pledgees’ Rights) above, the Pledgor shall, at its own expense, render forthwith all assistance necessary in order to facilitate the prompt realisation of the Shares (or any of them) and/or the exercise by the Pledgees (or any of them) acting through the Administrative Agent of any other right a Pledgee may have pursuant to this Agreement or statutory German law.

(d)	In case of an enforcement of the Pledges or if the Pledgor pays or repays any of the Secured Claims owed by any other Obligor, section 1225 of the German Civil Code (Bürgerliches Gesetzbuch) (Legal subrogation of claims to a pledgor (Forderungsübergang auf den Verpfänder)) shall not apply and no rights or claims of the Pledgees shall pass to the Pledgor until the full and irrevocable satisfaction and discharge of all Secured Claims.

(e)	The Pledgees (or any of them) acting through Administrative Agent may determine which part of the Security, if applicable, shall be used to satisfy the Secured Claims.
7.2	Dividends

Provided that the requirements for enforcement referred to under Clause 7.1(a) (Pledgees’ Rights) above are met and an enforcement notice has been served in accordance with Clause 7.1 (b), all dividends and all other payments based on similar ancillary rights attributed to the Shares may be applied by the Pledgees in satisfaction in whole or in part of the Secured Claims notwithstanding a Pledgee’s right to treat such payments as additional collateral. Any such payments which are made to the Pledgor after the time the Pledges have become enforceable must be paid to the Administrative Agent.

7.3	Voting rights

Even if the requirements for enforcement referred to under Clause 7.1(a) (Pledgees’ Rights) above are met, the Administrative Agent shall not, whether as proxy or otherwise, be entitled to exercise the voting rights attached to the Shares for itself or on behalf of any of the Pledgees. However, the Pledgor shall, upon the occurrence of an event which gives the Pledgees the right to enforce the Pledges (or any part thereof) pursuant to Clause 7.1, have the obligations and the Pledgees shall have the rights set forth in Clause 6.3 (Information by the Pledgor) of this Agreement regardless of which resolutions are intended to be adopted.

7.4	Application of proceeds

(a)	The proceeds resulting from the enforcement of the Pledges (or any part thereof) shall be applied by the Administrative Agent towards the satisfaction of the Secured Claims.

(b)	Until the full and irrevocable satisfaction and discharge of all Secured Claims, the Pledgees shall be entitled to treat all enforcement proceeds, held by the Administrative Agent separate from its assets on a separate trust account for the benefit of the Secured Parties and after the full and irrevocable satisfaction and discharge for the benefit of the Pledgor, as additional collateral for the Secured Claims, notwithstanding their right to seek satisfaction from such proceeds at any time.

(c)	After the full and irrevocable satisfaction and discharge of all Secured Claims any remaining proceeds resulting from the enforcement of the Pledges (or any part thereof) shall be transferred to the Pledgor at the cost and expense of the Pledgor.

8.	MAINTENANCE OF LIABLE CAPITAL

For the purpose of this Clause 8 (Maintenance of Liable Capital):

Up-Stream and/or Cross-Stream German Pledge means in relation to a German Pledgor any Pledge directly or indirectly securing the obligations or liabilities of any member of the Relevant Group that is not a direct or indirect Relevant Subsidiary of such German Pledgor.

Relevant Group refers to a German Pledgor and any affiliated company (verbundenes Unternehmen) of such German Pledgor within the meaning of §§ 15 et. seq. of the German Stock Corporation Act (Aktiengesetz).

Relevant Subsidiary means an entity of which a person owns directly or indirectly more than 50 percent (50%) of the voting capital or similar right of ownership.

8.1	Each of the Administrative Agent and the other Secured Parties agrees not to enforce the Pledge granted under this Agreement against any Pledgor incorporated in Germany (each, a German Pledgor) irrespective of whether the relevant German Pledgor is at the time of enforcement incorporated as
•	a limited liability company (Gesellschaft mit beschränkter Haftung) (a German GmbH Pledgor), or

•	a limited partnership (Kommanditgesellschaft) of which the general partner (Komplementär) is a limited liability company (a German GmbH & Co. KG Pledgor), if and to the extent the Pledge granted under this Agreement is an Up-Stream and/or Cross-Stream German Pledge in relation to such German Pledgor, and (ii) if and to the extent the enforcement of such Up-Stream and/or Cross-Stream German Pledge would cause or constitute

(a)	the German GmbH Pledgor’s, or in the case of the German GmbH & Co. KG Pledgor its general partner’s, net assets (the calculation of which shall take into account the captions reflected in § 266 (2) A, B and C of the German Commercial Code (Handelsgesetzbuch)) less the German GmbH Pledgor’s, or in case of a German GmbH & Co. KG Pledgor its general partner’s, liabilities, provisions and liability reserves (the calculation of which shall take into account the captions reflected in § 266 (3) B, C and D of the German Commercial Code) (the Net Assets) to be less than the registered share capital (Stammkapital) of the German GmbH Pledgor, or in the case of a German GmbH & Co. KG Pledgor of the registered share capital of its general partner (Begründung einer Unterbilanz); or

(b)	an increase of a shortfall, if the Net Assets of the German GmbH Pledgor, or in the case of a German GmbH & Co. KG Pledgor, of its general partner, already fall short of the amount of the registered share capital (Vertiefung einer Unterbilanz); and/or

(c)	a payment within the meaning of § 64 sentence 3 of the German Limited Liability Companies Act (Gesetz betreffend die Gesellschaften mit beschränkter Haftung).
8.2	For the purposes of the calculation of the Net Assets in Clause 8.1 above the following items shall be adjusted as follows:
(a)	the amount of an increase in the registered share capital of the German GmbH Pledgor, or in the case of a German GmbH & Co. KG Pledgor of its general partner,
(i)	that has been effected out of retained earnings (Kapitalerhöhung aus Gesellschaftsmitteln) without the prior written consent of the Administrative Agent after the date of the Credit Agreement; or

(ii)	any amount of an increase in the registered share capital if and to the extent that it has not been fully paid in, shall be deducted from the registered share capital;

(b)	any loans and other contractual liabilities incurred by the German GmbH Pledgor, or in the case of a German GmbH & Co. KG, its general partner in violation of the Credit Agreement after the date of the Credit Agreement shall be disregarded as liabilities;
and
(c)	the Net Assets shall take into account reasonable costs of the Auditor’s Determination (as defined below), either as a reduction of assets or an increase of liabilities.
8.3	Any German Pledgor, and in case of a German GmbH & Co. KG Pledgor its general partner, shall realise, to the extent legally permitted and commercially justifiable, in a situation where after enforcement of the Pledge the German GmbH Pledgor, or in the case of a German GmbH & Co. KG Pledgor its general partner, would not have Net Assets in excess of its respective registered share capital, any and all of its assets, and in case of a German GmbH & Co. KG Pledgor its general partner’s assets, that are shown in the respective balance sheet with a book value (Buchwert) that is significantly lower than the market value of the asset if such asset is not necessary for the relevant German Pledgor’s, and in case of a German GmbH & Co. KG Pledgor its general partner’s, business (betriebsnotwendig).

8.4	Subject to Clause 8.1, after the receipt of a written demand by the Administrative Agent and/or any other Secured Party to make a payment under any Pledge granted under this Agreement (the Enforcement Notice), a copy of the relevant determination shall be drawn up in good faith (applying the due care of an ordinary businessman (Sorgfalt eines ordentlichen Geschäftsmannes)) and made available to the Administrative Agent by the relevant German Pledgor (the Management Determination) within 10 (ten) Business Days of the German Pledgor’s receipt of the Enforcement Notice stating
(a)	if and to what extent the Pledge granted hereunder is an Up-Stream and/or Cross-Stream German Pledge;

(b)	which amount of such Up-Stream and/or Cross-Stream German Pledge can be enforced without causing the Net Assets of the relevant German Pledgor, or, where the Pledgor is a German GmbH & Co KG Pledgor, its general partner, to fall (or to fall further) below its respective registered share capital (taking into account the adjustments set out in Clauses 8.2 above and the value realisation pursuant to Clause 8.3 above), and

(c)	which amount of such Up-Stream and/or Cross-Stream German Pledge can be enforced without constituting a payment within the meaning of § 64 sentence 3 of the German Limited Liability Companies Act (Gesetz betreffend die Gesellschaften mit beschränkter Haftung),

(such amount calculated according to (b) — (c), the Recovery Amount). Subject to Clause 8.6 below, the Secured Parties shall only be entitled to enforce the amount of any Up-Stream and/or Cross-Stream German Pledge up to the Recovery Amount.
8.5	Following the Administrative Agent’s receipt of a Management Determination, the relevant German Pledgor shall provide within 15 (fifteen) Business Days a determination by auditors of international standing and reputation appointed by the relevant German Pledgor or, in the case of a GmbH & Co. KG, its general partner (the Auditor’s Determination) of (i) the Recovery Amount (such determination to take into account the adjustments set out in Clauses 8.2 and the value realisation pursuant to Clause 8.3 above) and (ii) an estimate of the liabilities, damages, costs, fees and expenses reasonably expected to result from a liquidation of the relevant German Pledgor, and such German Pledgor shall, not later than 10 (ten) Business Days after receipt by it of such Auditor’s

Determination, pay to the relevant Secured Parties the additional amount (if any) by which the Recovery Amount determined in the Auditor’s Determination exceeds the amount (if any) paid to any of the Secured Parties pursuant to Clause 8.4 above, and the Secured Parties shall repay any enforcement amount received in excess of the Recovery Amount determined in the Auditor’s Determination (if any) to the respective German Pledgor or, in the case of a German GmbH & Co. KG Pledgor, its general partner.

8.6	If (i) the Administrative Agent disagrees with the Auditor’s Determination or (ii) the relevant German Pledgor (or in the case of a German GmbH & Co KG Pledgor, its general partner) fails to deliver an Management Determination within 10 (ten) Business Days of the German Pledgor’s receipt of the Enforcement Notice or (iii) an Auditor’s Determination within 15 (fifteen) Business Days following the Administrative Agent’s receipt of a Management Determination, the Secured Parties shall be entitled to further pursue in court their payment claims under this Pledge granted by the respective German Pledgor in excess of the amounts paid or payable pursuant to Clauses 8.4 and 8.5 above, by claiming in court that demanding payment under the German Pledge against the relevant German Pledgor does not violate §§ 30, 31 of the German Limited Liability Companies Act and would not constitute a payment within the meaning of § 64 sentence 3 of the German Limited Liability Companies Act (Gesetz betreffend die Gesellschaften mit beschränkter Haftung) (taking into account the calculation of the Net Assets as set out in Clause 8.1 and the adjustments as set out in Clause 8.2 and the value realisation pursuant to Clause 8.3 above). Notwithstanding the foregoing, and for the avoidance of doubt, no German Pledgor shall be obliged to pay any such amount on demand.

8.7	The limitations set out in Clause 8.1 (a) and (b) and in Clause 8.4 (b) shall not apply if and to the extent the Pledge by the relevant German Pledgor secures any amounts borrowed under the Credit Agreement which are lent or on-lent to such German Pledgor or any of its direct or indirect owned Relevant Subsidiaries from time to time and have not been repaid.

8.8	The limitations provided for in Clause 8.1 (a) and (b) and in Clause 8.4 (b) shall not apply so long as:
(a)	the affected German Pledgor (or, in the case of a GmbH & Co. KG, its general partner) is a party to a profit and loss sharing agreement (Gewinnabführungsvertrag) and/or a domination agreement (Beherrschungsvertrag) where such German Pledgor (or, in the case of a GmbH & Co. KG, its general partner) is the dominated entity (beherrschtes Unternehmen) and/or the entity being obliged to share its profits with the other party of such profit and loss sharing agreement; it being understood that in such case the Secured Parties shall only be entitled to enforce the amount of any Up-Stream German Pledge and/or Cross-Stream German Pledge if and to the extent that it may reasonably be expected (applying the due care of an ordinary businessman (Sorgfalt eines ordentlichen Geschäftsmannes)) that such German Pledgor (or, where the Pledgor is a German GmbH & Co KG Pledgor, its general partner) is able to recover the annual loss (Jahresfehlbetrag) which the dominating entity is obliged to pay pursuant to § 302 of the German Stock Corporation Act (Aktiengesetz). For the purpose of the determination of the amount to be recovered under this Clause 8.8, the provisions set forth under Clauses 8.4, 8.5 and 8.6 above shall apply mutatis mutandis; and/or

(b)	the relevant German Pledgor’s Pledge granted under this Agreement being covered by a valuable consideration or recourse claim (vollwertiger Gegenleistungs- oder Rückgewähranspruch) within the meaning of § 30 (1) Sentence 2 of the German Limited Liability Companies Act; and/or

(c)	the relevant German Pledgor’s payment under this Agreement discharges a shareholder loan or a claim of similar effect within the meaning of § 30 (1) Sentence 3 of the German Limited Liability Companies Act.
8.9	For the avoidance of doubt, any balance sheet to be prepared for the determination of the Net Assets shall be prepared in accordance with relevant accounting principles.

8.10	Nothing in this Clause 8 (Maintenance of Liable Capital) shall be interpreted as a restriction or limitation of the enforcement of the Pledge granted under this Agreement if and to the extent the Pledge granted under this Agreement secures own obligations of the relevant German Pledgor or obligations of any of its direct or indirect Relevant Subsidiaries.

9.	NO DEFENCES OR RECOURSE

9.1	The Pledgor hereby waives any rights of revocation (Anfechtbarkeit) and set-off (Aufrechenbarkeit) it may have pursuant to sections 1211 and 770(1) and (2) of the German Civil Code (Bürgerliches Gesetzbuch) save to the extent that the relevant Secured Claims can be discharged by way of set off against counterclaims which are undisputed (unbestritten) or ascertained by unappealable judgment (rechtskräftig festgestellt) and any defence of failure to pursue remedies (Einrede der Vorausklage) it may have.

9.2	To the extent legally possible, the Pledgor hereby expressly waives the defences exercisable by it pursuant to section 1211 para. 1 sentence 1 alternative 1 of the German Civil Code (Bürgerliches Gesetzbuch) which the principal debtor of any Secured Claim has against any Secured Claim (Einreden des Hauptschuldners).

9.3	In addition to Clause 7.1(d) (Pledgees’ rights) of this Agreement, the Parties hereby agree that until the full and irrevocable satisfaction and discharge of all Secured Claims no rights and claims shall pass to or otherwise arise for the benefit of the Pledgor by subrogation (gesetzlicher Übergang von Forderungen und Rechten) or otherwise, including any recourse claims, indemnification claims, claims arising from unjust enrichment (ungerechtfertigte Bereicherung) and any right to demand the assignment and/or transfer of any Secured Claim and/or Security, against any Obligor, grantor of Security or Secured Party (as the case may be) which it may (but for this Clause 8) acquire as a result of:
(i)	a payment or repayment by the Pledgor of any debt of any other Obligor under any of the Loan Documents; or

(ii)	in case of enforcement of the Pledges (or any part thereof).
Until the full and irrevocable satisfaction and discharge of all Secured Claims, the Pledgor furthermore undertakes not to exercise (pactum de non petendo), and not to purport to exercise, any such rights and claims which may pass to it or otherwise arise for its benefit notwithstanding this Clause 8 or would pass to it or otherwise arise for its benefit but for this Clause 8.

The provisions under this Clause 8.3 shall not apply with regard to a recourse claim, if the parties agreed to allow such recourse of the Pledgor against any of the other Parties thereby taking at all times into account the terms of the Credit Agreement and any other Loan Document.

10.	REPRESENTATIONS AND WARRANTIES

The Pledgor represents and warrants (selbständiges Garantieversprechen im Sinne von § 311 Bürgerliches Gesetzbuch) to the Pledgees that on the date of this Agreement:

(a)	both the Pledgor and the Pledged Company are validly existing and each of them is neither:
(i)	unable to pay its debts when they fall due (zahlungsunfähig) within the meaning of section 17 of the German Insolvency Code (Insolvenzordnung); nor

(ii)	in a state of imminent inability to pay its debts when they fall due (drohende Zahlungsunfähigkeit) within the meaning of section 18 of the German Insolvency Code (Insolvenzordnung); nor

(iii)	over-indebted (überschuldet) within the meaning of section 19 of the German Insolvency Code (Insolvenzordnung); nor

(iv)	subject to any insolvency proceedings (Insolvenzverfahren) (or other or similar proceedings under the laws of any other applicable jurisdiction) or any refusal of opening insolvency proceedings for insufficiency of assets (Abweisung mangels Masse) (within the meaning of section 26 of the German Insolvency Code (Insolvenzordnung));
(b)	the Existing Share is the only share (Geschäftsanteile) in the Pledged Company in existence at the date hereof;

(c)	the Pledgor is not subject to any restriction of any kind with regard to the transfer of, or the granting of a pledge in, or any other disposal of, the Existing Share, or with regard to the right to receive dividends on the Existing Share;

(d)	the Pledgor is the sole legal and beneficial owner of the Shares and the Shares have not been transferred to or encumbered for the benefit of any third person and are not subject to any other rights of third parties (including, but not limited to, any pre-emption rights of third parties for shares in the Pledged Company);

(e)	the Plegor is entitled to participate in the dividends of the Pledged Company free of any and all in-rem rights of others;

(f)	all necessary corporate action has been taken to authorise the entry into and delivery of this Agreement;

(g)	the Existing Share is fully paid and there is no obligation for a shareholder to make additional contributions (keine Nachschusspflicht); and

(h)	no litigation, arbitration or administrative proceedings, which could reasonably be expected to have a material adverse effect, are presently in progress, pending or threatened which restrain, or threaten to restrain, the Pledgor in respect of the entry into, the performance of, or compliance with, any of its obligations pursuant to this Agreement.
11.	UNDERTAKINGS

11.1	General undertakings
The Pledgor undertakes:
(a)	if any amount in excess of US$100,000 payable or security transferrable under or in connection with this Agreement shall be or become evidenced by any authorisation, approval, licence and consent such authorisation, approval, licence and consent shall be immediately delivered to the Administrative Agent, duly indorsed in a manner satisfactory to the Administrative Agent;
(b)	to maintain the security interest created by this Agreement as a perfected security interest and to defend such security interest against the claims and demands of all persons whomsoever subject to the rights of the Pledgor under the Loan Documents to dispose of the Pledged Shares;

(c)	at any time and from time to time, upon the written request of the Administrative Agent and at the sole expense of such Plegor, to promptly (unverzüglich) and duly execute and deliver, and have recorded such further instruments and documents and take such further actions as the Administrative Agent may reasonably request for the purpose of obtaining or preserving the full benefits of this Agreement and of the rights and powers herein granted, including, without limitation, execute one or more collateral agreements (including assignments and releases) to obtain or preserve the security interest created by this Agreement in favour of the Administrative Agent and the other Secured Parties

(d)	to notify the Administrative Agent promptly (unverzüglich) of any change in the shareholding in the Pledged Company or of any change in the shareholders’ agreement (Gesellschaftsvertrag);

(e)	to inform the Administrative Agent promptly (unverzüglich) of any attachments (Pfändung) regarding any and all of the Shares or any other measures which can reasonably be expected to impair or jeopardise the Pledgees’ rights relating to the Shares. In the event of an attachment, the Pledgor undertakes to forward to the Administrative Agent promptly (unverzüglich) a copy of the attachment order (Pfändungsbeschluss), any third party debt order (Überweisungsbeschluss) and all other documents necessary for a defence against the attachment. The Pledgor shall inform the attaching creditor promptly (unverzüglich) about the Pledgees’ security interests;

(f)	to fully pay up the Future Shares and to make all necessary additional contributions, and, if and to the extent the Existing Share is not fully paid up at the date hereof, to fully pay up the Existing Share promptly (unverzüglich) upon the execution of this Agreement and to procure that there will be no obligation for a shareholder to make additional contributions;

(g)	not to create or permit to subsist any encumbrance over all or any of the Shares or any interest therein or otherwise sell, transfer or dispose of the whole or any part of the Shares or any interest therein;

(h)	to refrain from any acts or omissions which can reasonably be expected have an adverse effect on the validity or enforceability of the Pledges (or any part thereof); and
11.2	Pledge over all Shares
The Administrative Agent may at all times for itself and for the other Pledgees request to hold a pledge over all Shares held by the Pledgor (in particular, without limitation, in the case of a merger or conversion an equivalent security interest over the shares or interests in the surviving or, as the case may be, the new company) in accordance with all terms of this Agreement.
12.	RELEASE

12.1	Confirmation

After the full and irrevocable satisfaction and discharge of all Secured Claims the Administrative Agent shall confirm in writing to the Pledgor upon the Pledgor’s request that the Pledges have ceased to exist and/or, as applicable, the release of the Pledges (Pfandaufgabe), at the cost and expense of the Pledgor (if any).
12.2	Release of Security

Even prior to the full and irrevocable satisfaction and discharge of all Secured Claims, the Pledgees are obliged to release upon the Pledgor’s request, and at the Pledgor’s cost and expense, all or part of the Security insofar as the realisable value of the Security exceeds, not only temporarily, the Secured Claims by more than 10%. The Administrative Agent may, at its discretion, determine which part of the Security shall be released but shall reasonably take into account the legitimate interest of the Pledgor and the Pledged Company.

13.	INDEMNITY

13.1	Liability for Damages

Neither the Administrative Agent nor any of the other Pledgees shall be liable for any loss or damage suffered by the Pledgor save in respect of such loss or damage which is suffered as a result of the gross negligence (grobe Fahrlässigkeit) or wilful misconduct (Vorsatz) of the Administrative Agent or any of the other Pledgees.

13.2	Indemnification

The Pledgor shall indemnify and hold the Administrative Agent and each of the other Pledgees harmless and keep them indemnified from and against any and all liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements of any kind or nature whatsoever arising out of the execution, delivery, enforcement, performance and administration of this Agreement, which may be incurred by or made against the Administrative Agent and/or any of the other Pledgees for anything done or omitted in the exercise or purported exercise of the powers contained in this Agreement, provided, that the Pledgor shall have no obligation hereunder to the extent that such liabilities, obligations, losses, damages, penalties, actions, judgments suits, costs, expenses or disbursements of any kind or nature whatsoever arising out of the execution, delivery, enforcement, performance and administration of this Agreement are incurred by or made against the Administrative Agent or any of the other Pledgees as a result of the gross negligence (grobe Fahrlässigkeit) or wilful misconduct (Vorsatz) of the Administrative Agent or any of the other Pledgees.

Any reference in this paragraph to the Administrative Agent and/or the other Pledgees includes any officer, director, employee, agent, advisor (including any attorney) or other person appointed by the Administrative Agent or any other Pledgee in accordance with the provisions of this Agreement and the other Loan Documents.

14.	DURATION AND INDEPENDENCE

14.1	Duration

This Agreement shall remain in full force and effect until the full and irrevocable satisfaction and discharge of the Secured Claims. The Pledges shall not cease to exist if any payments made in satisfaction of the Secured Claims have only temporarily discharged the Secured Claims.

14.2	Continuing Security

This Agreement shall create a continuing Security and no change or amendment whatsoever in any Loan Document or in any document or agreement related to it shall affect the validity or limit the scope of this Agreement or the obligations which are imposed on the Pledgor pursuant to it.

The Pledgor hereby agrees that the Pledges shall not be affected by any assumption of liability (Schuldübernahme) in relation to any of the Secured Claims and hereby expressly consents (willigt ein) to any such transfer and/or assumption of liability within the meaning of section 418 para. 1 sentence 3 of the German Civil Code (Bürgerliches Gesetzbuch) (including when applied by analogy).

14.3	Independence

This Agreement and the Pledges are independent from all other security interests or guarantees which may have been or will be given to the Administrative Agent and/or any of the other Secured Parties with respect to any obligation of the Obligors (or any of them). None of such other security interests or guarantees shall in any way prejudice, or be prejudiced by, this Agreement or the Pledges.

15.	COSTS AND EXPENSES

The Pledgor shall promptly (unverzüglich) pay or reimburse each Pledgee the amount of any and all costs, charges, fees and expenses (including fees for legal advisers) incurred by it in connection with the enforcement or preservation of any rights under this Agreement or any waiver in relation thereto, together in each case with any applicable value added tax or other taxes. Any notarial fees and expenses incurred in connection with this Agreement shall be borne by the Pledgor.

16.	PARTIAL INVALIDITY; WAIVER

16.1	Invalidity

If any provision of this Agreement or part thereof should be or become invalid or unenforceable, this shall not affect the validity of the remaining provisions hereof. The invalid or unenforceable provision shall be replaced by that provision which best meets the intent of the replaced provision. This shall apply analogously with respect to anything which is accidentally not regulated in this Agreement (Vertragslücke). § 139 of the German Civil Code (Bürgerliches Gesetzbuch) shall be waived hereby.

In particular the Pledges shall not be affected and shall in any event extend to any and all of the Shares held by the Pledgor in the Pledged Company even if the number or nominal value of the Existing Share or the aggregate liable capital of the Pledged Company as stated in Clause 2.1(b) (Pledged Shares) are inaccurate and deviate from the actual facts.

16.2	Waiver

No failure to exercise, nor any delay in exercising, on the part of the Administrative Agent or the other Pledgees (or any of them), any right or remedy hereunder shall operate as a waiver thereof, nor shall any single or partial exercise of any right or remedy prevent any further or other exercise thereof or the exercise of any other right or remedy. The rights and remedies provided hereunder are cumulative and not exclusive of any rights or remedies provided by law.

17.	AMENDMENTS

Changes to and amendments of this Agreement including this Clause 17 must be made in writing.

18.	SUCCESSORS, ASSIGNMENTS AND TRANSFERS

This Agreement shall be binding upon the Parties hereto and, to the extent legally possible, their respective successor(s) in law. Each Pledgee shall, to the extent legally possible, be entitled to assign or otherwise transfer (i) any and all of its rights and (ii) (only with regard to any person which becomes a lender or an administrative agent under the Credit Agreement after the date of this Agreement) any and all of its duties pursuant to this Agreement to third parties. The Pledgor is entitled to any such transfer with the prior written consent of the Pledgees (acting through the Administrative Agent, as the case may be) only.

19.	NOTICES AND THEIR LANGUAGE

19.1	Notices

Any notice or other communication under or in connection with this Agreement to the Pledgor or the Administrative Agent and/or any of the other Pledgees shall be in writing (unless notarisation is required) and shall be delivered personally, by post, email or fax and shall be sent to the address, email address or fax number of the party, and for the attention of the individual or department, as set forth in Schedule 3 hereto or such other address, email address or fax number as is notified in writing by that Party for this purpose to the Facility Agent, the Administrative Agent or, as the case may be, the Pledgor, from time to time.

19.2	Language

Save for the notice pursuant to section 1280 of the German Civil Code (Bürgerliches Gesetzbuch) and unless otherwise required by statutory German law or unless otherwise agreed in writing from time to time, any notice or other communication under or in connection with this Agreement shall be made in the English language or, if in any other language, accompanied by a translation into English. In the event of any conflict between the English text and the text in any other language, the English text shall prevail (unless the document is a statutory or other official document), except that where a German translation of a legal term appears in such text, the German translation shall prevail.

20.	APPLICABLE LAW; JURISDICTION

20.1	Governing Law

This Agreement shall be governed by and construed in accordance with the laws of the Federal Republic of Germany.

20.2	Jurisdiction

The place of jurisdiction for all Parties shall be Frankfurt am Main, Federal Republic of Germany. The Administrative Agent and the other Pledgees, however, shall also be entitled to take legal action against the Pledgor before any other competent court of law having jurisdiction over the Pledgor or any of its assets.

21.	NOTIFICATION

The Pledgor and the Pledgees hereby instruct and the Pledgor authorises the undersigned Notary Public to notify the Pledged Company in the Pledgor’s name of the Pledges by means of forwarding a certified copy of this Agreement to the Pledged Company by registered mail (return receipt requested).

SCHEDULE 1
ORIGINAL LENDERS
JPMorgan Chase Bank, N.A.
Bank of America, N.A.
Credit Suisse, Cayman Islands Branch
The Royal Bank of Scotland plc
Goldman Sachs Credit Partners L.P.
Wells Fargo Bank, N.A.
HSBC Bank USA, National Association
RBC Capital Markets
Morgan Stanley Bank, N.A.

SCHEDULE 2
ORIGINAL OBLIGORS
PART 1
ORIGINAL BORROWERS
ORIGINAL DOMESTIC BORROWER
First Solar, Inc.
ORIGINAL FOREIGN BORROWERS
First Solar Manufacturing GmbH
PART 2
ORIGINAL GUARANTORS
ORIGINAL DOMESTIC GUARANTORS
First Solar, Inc.
ORIGINAL FOREIGN GUARANTORS
First Solar Holdings GmbH
First Solar GmbH
First Solar Manufacturing GmbH

SCHEDULE 3
ADDRESSES FOR NOTICES

To the Pledgor:	First Solar Holdings GmbH

Rheinstr. 4B 55116 Mainz

Germany

Attn.: Anja Lange
David Brady

Fax: +49(0)6131-1443-500
+1-602-414-9462

Email: alange@firstsolar.com
dbrady@firstsolar.com

To the Administrative Agent:	JPMorgan Chase Bank, N.A. 10 South Dearborn, 7th Floor Chicago, IL 60603

Attention: Creston Wren Telecopy: 001 (312) 385-7097 Telephone: 001 (312) 385-7016

With a copy to	JPMorgan Chase Bank, N.A. 125 London Wall London EC2Y 5AJ

Attention: Lucy Chick Telecopy: +44(0)20 7325 6835 Telephone: +44(0)20 7325 6926

With a copy to	JPMorgan Chase Bank, N.A. 201 North Central Avenue, Floor 21Phoenix, AZ 85004

Attention: Mark Chambers Telecopy: 001 (602) 221-1502 Telephone: 001 (602) 221-2290

To the Pledged Company:	First Solar GmbH

Rheinstr. 4B 55116 Mainz

Germany

Attn.: Anja Lange
David Brady

Fax: +49(0)6131-1443-500
+1-602-414-9462

Email: alange@firstsolar.com
dbrady@firstsolar.com

APPENDIX 4
SHARE PLEDGE AGREEMENT
(VERPFÄNDUNG VON GESCHÄFTSANTEILEN)
IN RELATION TO FIRST SOLAR MANUFACTURING GMBH
4 SEPTEMBER 2009
between
FIRST SOLAR HOLDINGS GMBH.
as Pledgor
and
JPMORGAN CHASE BANK, NATIONAL ASSOCIATION
as Administrative Agent

THIS SHARE PLEDGE AGREEMENT (the Agreement) is made on 4 September 2009
BETWEEN:
FIRST SOLAR HOLDINGS GMBH, a limited liability company (Gesellschaft mit beschränkter Haftung) organised under the laws of the Federal Republic of Germany, registered in the commercial register (Handelsregister) of the local court (Amtsgericht) of Mainz, Germany, under registration number HRB 40090 as pledgor (the Pledgor)

on one side; and

(1)	JPMORGAN CHASE BANK, NATIONAL ASSOCIATION, a banking association organised under the laws of the United States with its main office at 1111 Polaris Parkway, Columbus, Ohio 43240, U.S.A. acting through its London Branch, at 125 London Wall, London EC2Y 5AJ as administrative agent (the Administrative Agent).
WHEREAS:
(A)	The Original Lenders (as defined below) have agreed to make available to the Borrowers (as defined below) certain revolving credit facilities and certain letters of credit on the terms of and subject to the Credit Agreement (as defined below).

(B)	It is a condition to the Original Lenders (as defined below) making the credit facilities available to the Borrowers (as defined below) that the Pledgor enters into this Agreement.
IT IS AGREED as follows:
1.	INTERPRETATION

1.1	Definitions

In this Agreement:

Additional Domestic Borrower means a company which becomes a borrower under the Credit Agreement after the date of the Credit Agreement that is organised under the laws of any jurisdiction within the United States of America.

Additional Domestic Guarantor means a company which becomes a guarantor under the Credit Agreement after the date of the Credit Agreement that is organised under the laws of any jurisdiction within the United States of America.

Additional Foreign Borrower means a company which becomes a borrower under the Credit Agreement after the date of the Credit Agreement that is not an Additional Domestic Borrower.

Additional Foreign Guarantor means a company which becomes a guarantor under the Credit Agreement after the date of the Credit Agreement that is not an Additional Domestic Borrower.

Agent means:
(a)	the Syndication Agent;

(b)	the Documentation Agent; and

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(c)	the Administrative Agent.
Ancillary Rights means:
(a)	dividends, if any, payable on the Shares;

(b)	liquidation proceeds (Liquidationserlöse), consideration for redemption (Einziehungsentgelt), repaid capital in case of a capital decrease (Kapitalherabsetzung), any compensation in case of termination (Kündigung) and/or withdrawal (Austritt) of a shareholder of the Pledged Company, the surplus in case of surrender (Preisgabe) and all other pecuniary claims associated with the Shares;

(c)	the right to subscribe for newly issued shares.
Assignment and Assumption Agreement means the assignment and assumption agreement, pursuant to which a Lender as assignor sells and assigns to a person as assignee , inter alia, any or all of the assignor’s rights and obligations in its capacity as a lender under the Credit Agreement.

Borrower means any Domestic Borrower and any Foreign Borrower.

Business Day means a day (other than a Saturday or Sunday) on which banks are open for general business in Frankfurt am Main, Germany.

Company means First Solar, Inc., a corporation organised under the laws of Delaware, United States of America, having its business address at 350 West Washington Street, Suite 600, Tempe, Arizona 85281, United States of America

Credit Agreement means the New York law governed credit agreement dated on or about the date of this Agreement between the Company and the Original Foreign Borrowers on one side and, inter alia, the Administrative Agent and the Original Lenders together with each New Lender Supplement, and Assignment and Assumption Agreement relating thereto and any and each other agreement or instrument amending, modifying, extending, restating or supplementing it from time to time providing for an approximately $300,000,000 facility and an up to $100,000,000 Incremental Facility.

Documentation Agent means The Royal Bank of Scotland plc.

Dollar or $ means the lawful currency of the United States of America.

Domestic Borrower means the Company and any Additional Domestic Borrower.

Domestic Guarantor means any Original Domestic Guarantor and any Additional Domestic Guarantor.

Euro, EUR or € means the single currency of the participating member states of the European Union.

Event of Default means an event (i) in which the commitments under the Credit Agreement will automatically immediately terminate and the amounts outstanding are immediately due and payable (ii) which would entitle the Administrative Agent (A) to, inter alia, prematurely terminate all or part of the total commitments under the Credit Agreement and/or (B) to declare that all or part of the amounts outstanding under the Credit Agreement are immediately due and payable or payable on

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demand provided that any requirement for the giving of notice, the lapse of time or both has been satisfied.
Existing Shares means the shares in the Pledged Company as set forth in Clause 2.1(b) (Pledged Shares) hereof.

Foreign Borrower means any Original Foreign Borrower and any Additional Foreign Borrower.

Foreign Guarantor means any Original Foreign Guarantor and any Additional Foreign Guarantor.

Future Pledgee means any person or entity replacing the Administrative Agent in its function as administrative agent under the Credit Agreement.

Future Shares means any and all shares in the capital of the Pledged Company issued in addition to the Existing Shares in whatever nominal value which the Pledgor may acquire in future in the event of an increase of the capital of the Pledged Company or otherwise.

German Borrower means First Solar Manufacturing GmbH and any other person or entity that is organised under the laws of the Federal Republic of Germany which becomes a borrower under the Credit Agreement after the date of the Credit Agreement.

German Guarantor means First Solar GmbH and First Solar Holdings GmbH and any other person or entity that is organised under the laws of the Federal Republic of Germany which is required to provide for a guarantee in connection with the Loan Documents after the date of the Credit Agreement.

Group means the Company and its Subsidiaries from time to time.

Guarantee and Collateral Agreement means the guarantee and collateral agreement dated on or about the date of this Agreement made between, inter alia, First Solar, Inc. and certain of its Subsidiaries in favour of the Administrative Agent which will be attached as “Exhibit A” to the Credit Agreement.

Guarantor means any Domestic Guarantor and any Foreign Guarantor.

Incremental Facility means any additional revolving loan provided either
(i)	by a person that already is a lender under the Credit Agreement (defined as “increasing lender” therein) after having accepted an increase of its revolving commitment; or

(ii)	by an assuming lender becoming a new lender under the Credit Agreement (defined as “assuming lender” therein) after having signed a New Lender Supplement, provided that the aggregate amount of the aggregate revolving loans will in no event exceed $400,000,000.

Issuing Lender means the Original Issuing Lender and any other lender that has agreed in its sole discretion to issue a letter of credit to any Borrower or any other borrowing Subsidiary in connection with the Credit Agreement.

Lender means an Original Lender and any person which becomes a lender under the Credit Agreement, including without limitation an assuming lender of an Incremental Facility, after

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the date of this Agreement, unless, in each case, such person has ceased to be a lender under the Credit Agreement.
Letter of Credit means any letter of credit issued or to be issued under the Credit Agreement, as such letter of credit may be amended, modified, restated, extended, renewed, increased, replaced or supplemented from time to time.

Loan Document means
(a)	the Credit Agreement;

(b)	each Security Document;

(c)	any Note; and

(d)	any other document designated as such by the Administrative Agent and the Company.
New Lender Supplement means a supplement to the Credit Agreement pursuant to which an assuming lender will become a party to the Credit Agreement with a revolving commitment in an amount agreed by such assuming lender.

Note means any promissory note evidencing loans in accordance with the terms of the Credit Agreement, that may be amended, modified, supplemented, extended, renewed or replaced from time to time.

Obligor means a Borrower and/or a Guarantor.

Original Domestic Guarantors means each of the Subsidiaries of the Company listed in Schedule 2 under the section “Original Domestic Guarantors”.

Original Foreign Borrower means each of the Subsidiaries of the Company listed in Schedule 2 under the section “Original Foreign Borrowers”.

Original Foreign Guarantor means each of the Subsidiaries of the Company listed in Schedule 2 under the section “Original Foreign Guarantors”.

Original Issuing Lender means JPMorgan Chase Bank, N.A.

Original Lender means each of the financial institutions set out in Schedule 1 hereto in its capacity as original lender to the Company and the Original Foreign Borrowers.

Original Pledgees means the Administrative Agent.

Parties means the Pledgor, the Administrative Agent and the Pledgees.

Person means an individual, partnership, corporation, limited liability company, business trust, joint stock company, trust, unincorporated association, joint venture, any governmental authority or other entity of whatever nature.

Pledged Company means First Solar Manufacturing GmbH, a limited liability company (Gesellschaft mit beschränkter Haftung) organised under the laws of the Federal Republic of Germany, registered in the commercial register (Handelsregister) of the local court (Amtsgericht) of Frankfurt (Oder), Germany, under registration number HRB 11116.

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Pledges means any and all pledges constituted pursuant to Clause 2.2 (a) of this Agreement.

Pledgees means the Administrative Agent and any Future Pledgee.

Secured Claims means all present and future rights and claims (Ansprüche) (whether actual or contingent and whether owned jointly or severally or in any other capacity whatsoever) (including claims from unjust enrichment (ungerechtfertige Bereicherung) and tort (Delikt))of any of the Secured Parties against any German Borrower and any German Guarantor under or in connection with the Loan Documents (or any of them) or any Letter of Credit, each as amended, varied, supplemented or novated from time to time, including without limitation, any increase of principal or interest, in each case together with all interest, costs, charges and expenses incurred by any Secured Party in connection with the protection and preservation or enforcement of its respective rights under the Loan Documents or any Letter of Credit.

Secured Party means an Agent, the Lenders and any affiliate of any Lender to which any obligations under any Loan Document or under any Specified Swap Agreements are owed by any member of the Group, any Issuing Lender and any Swap Counterparty.

Security means any and all collateral granted with a view to securing the Secured Claims.

Security Document means
(a)	the Guarantee and Collateral Agreement; and

(b)	any other document evidencing or creating collateral over any asset of an Obligor to secure any obligation of an Obligor under or in connection with, inter alia, the Credit Agreement.
Shares means the Existing Shares and the Future Shares.

Specified Swap Agreement means any Swap Agreement entered into by the Company or any Guarantor and any lender or any affiliate of a lender in connection with the Credit Agreement .

Subsidiary means as to any Person, a corporation, partnership, limited liability company or other entity of which shares of stock or other ownership interests having ordinary voting power (other than stock or such other ownership interests having such power only by reason of the happening of a contingency) to elect a majority of the board of directors or other managers of such corporation, partnership or other entity are at the time owned, or the management of which is otherwise controlled, directly or indirectly through one or more intermediaries, or both, by such Person. And unless otherwise qualified, all references to a “Subsidiary” or to “Subsidiaries” in this Agreement shall refer to a Subsidiary or Subsidiaries of the Company an entity of which a person owns directly or indirectly more than 50 percent (50%) of the voting capital or similar right of ownership.

Swap Agreement means any agreement with respect to any swap, forward, future or derivative transaction or option or similar agreement involving, or settled by reference to, one or more rates, currencies, commodities, equity or debt instruments or securities, or economic, financial or pricing indices or measures of economic, financial or pricing risk or value or any similar transaction or any combination of these transactions; except for any phantom stock or similar plan providing for payments only on account of services provided by current or former directors, officers, employees or consultants of the Company or any of its Subsidiaries.

Swap Counterparty means any person or entity providing a Specified Swap Agreement.

Syndication Agent means Credit Suisse, Cayman Islands Branch.

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1.2	Where the context so admits, the singular includes the plural and vice versa.

1.3	The headings in this Agreement are for convenience only and are to be ignored in construing this Agreement.

1.4	Any reference in this Agreement to a defined document is a reference to that defined document as amended, varied, supplemented or novated from time to time.

1.5	Any reference to a Party or other person (including any Obligor and any Secured Party) includes its respective successor(s) in law (including any universal successor (Gesamtrechtsnachfolger) of that person by way of merger (Verschmelzung), any other reorganisation contemplated in the German Transformation Act (Umwandlungsgesetz) or otherwise) and any assign(s) and transferee(s) of that person and, to the extent legally possible, any legal provision to the contrary is waived.

2.	PLEDGE

2.1	Pledged Shares
(a)	The Pledgor is at the date of this Agreement the sole shareholder of the Pledged Company.

(b)	The total registered share capital (Stammkapital) of the Pledged Company amounts to EUR 25,000 (in words: twenty five thousand Euro). The registered share capital of the Pledged Company is represented by two shares:
(i)	one share amounting to EUR 24,000 (in words: twenty four thousand euro) (the Existing Share 1), and

(ii)	one share amounting to EUR 1,000 (in words: one thousand euro) (the Existing Share 2).
which are both held by the Pledgor.
The Existing Share 1 and the Existing Share 2 are hereinafter referred to together as the Existing Shares. At present, there are no other shares in the Pledged Company.
(c)	The Existing Shares are fully paid up. As at the date hereof, there is no obligation for the Pledgor to make additional contributions to the Pledged Company.
2.2	Constitution of Pledge
(a)	The Pledgor hereby pledges the Shares and any and all Ancillary Rights pertaining thereto to each of the Original Pledgees and to each Future Pledgee for their rateable and equally ranking interest as security.

(b)	Each of the Original Pledgees hereby accepts the Pledges. In addition the Administrative Agent accepts the Pledges for and on behalf of each Future Pledgee hereunder as proxy without power of attorney (Vertreter ohne Vertretungsmacht). Each Future Pledgee ratifies and confirms such acceptance so made by the Administrative Agent on its behalf by accepting the transfer or assignment of any Secured Claim and/or by becoming a party to a Loan Document, thereby becoming a Pledgee. All Parties confirm that the validity of any of the Pledges constituted hereunder is not affected by the Administrative Agent acting as proxy without power of attorney for any Future Pledgee. For the avoidance of doubt, the

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Parties agree that nothing in this Agreement shall exclude a transfer of all or part of the Pledges by operation of law.
3.	INDEPENDENT PLEDGES

The validity and effect of each of the Pledges shall be independent from the validity and the effect of any of the other Pledges created hereunder. The Pledges to each of the Pledgees shall be separate and individual pledges. Each of the Pledges shall rank pari passu to each other Pledge created hereunder.

4.	PURPOSE OF THE PLEDGES

The Pledges are constituted in order to secure the full and irrevocable satisfaction and discharge of any and all Secured Claims.

The Parties hereby expressly agree that the provisions of section 1210 para 1 sentence 2 of the German Civil Code (Bürgerliches Gesetzbuch) shall not apply to this Agreement and the Pledges.

5.	DIVIDENDS AND OTHER PAYMENT CLAIMS

5.1	Entitlement to receive dividend payments and to exercise other Ancillary Rights

Notwithstanding that the dividends and the other Ancillary Rights are pledged pursuant to this Agreement, the Pledgor shall be entitled to (i) receive and retain all dividend payments and all other payments in respect of the Shares and (ii) receive, retain and exercise all other Ancillary Rights unless an Event of Default has occurred, is continuing and the Administrative Agent would be entitled to enforce any of the Pledges pursuant to Clause 7 of this Agreement.

5.2	Pledgees’ rights

Notwithstanding Clause 5.1 (Entitlement to receive dividend payments) above:
(a)	dividends paid or payable other than in cash and other property received, receivable or otherwise distributed in respect of or in exchange for the Shares;

(b)	dividends or other distributions paid or payable in cash in respect of the Shares in connection with (i) the partial or total liquidation; (ii) dissolution; or (iii) in connection with the reduction of capital (Kapitalherabsetzung); and

(c)	cash paid, payable or otherwise distributed in respect of principal of, or in redemption of, or in exchange for the Shares, shall be made available and shall forthwith be delivered to the Administrative Agent for itself and for the Pledgees to be held as security for the Secured Claims and shall, if received by the Pledgor, be received as holder for the Pledgees and segregated from the other property or funds of the Pledgor and be forthwith delivered to the Administrative Agent for itself and for the Pledgees as security for the Secured Claims in the same form as so received (with any necessary endorsement). Any further reaching obligations of the Pledged Company and/or the Pledgor in respect of the use of profits and/or dividends shall not be affected by this Clause 5.2.

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6.	EXERCISE OF VOTING RIGHTS

6.1	Voting Rights

The voting rights resulting from the Shares remain with the Pledgor. The Pledgor, however, shall at all times until the full and irrevocable satisfaction and discharge of all Secured Claims or the release of the Pledges be required, in exercising its voting rights, to act in good faith to ensure that the existence, validity or enforceability of the Pledges is not adversely affected.

6.2	Impairment

The Pledgor shall not take, or participate in, any action which can be reasonably be expected to impair, or to be for any other reason inconsistent with, the security interest of the Pledgees or the security purpose as described in Clause 4 (Purpose of the Pledges) hereof or to defeat, impair or circumvent the rights of the Pledgees hereunder.

6.3	Information by the Pledgor

The Pledgor shall inform the Administrative Agent promptly (unverzüglich) of all other actions concerning the Pledged Company which could be reasonably expected to materially adversely affect the Pledges (or any part thereof). In particular, the Pledgor shall notify the Administrative Agent forthwith of:
(a)	any shareholders’ meeting at which a resolution is intended to be adopted which could have a material adverse effect upon the Pledges. In any event, the Pledgor shall procure that the Administrative Agent will upon request promptly (unverzüglich) receive, as soon as they are available, a copy of the convocation notice for such ordinary or extraordinary shareholders’ meeting setting forth the agenda and all applications and decisions to be taken, and the minutes of any such shareholders’ meeting; and

(b)	any resolution which is intended to be adopted outside a shareholders’ meeting and which could have a material adverse effect upon the Pledges and provide to the Administrative Agent a draft of any such resolution. In any event, the Administrative Agent shall upon request promptly (unverzüglich) receive, as soon as it is available, a copy of any such resolution.
7.	ENFORCEMENT OF THE PLEDGES

7.1	Pledgees’ rights

(a)	At any time after the occurrence and during the continuation of an Event of Default if, in addition, the requirements set forth in sections 1273, 1204 et seq. of the German Civil Code (Bürgerliches Gesetzbuch) with regard to the enforcement of pledges are met (Pfandreife), the Pledgees (or any of them) acting through the Administrative Agent shall be entitled to enforce the Pledges (or any part thereof) by way of public auction (öffentliche Versteigerung) and/or in any other way permitted under German law, in all cases notwithstanding section 1277 of the German Civil Code without any enforceable judgment or other instrument (vollstreckbarer Titel).

(b)	The Pledgees (or any of them) acting through the Administrative Agent shall notify the Pledgor of the intention to realise the Pledges (or any part thereof) not less than 1 (one) week before the date on which the Pledges (or any such part thereof) are intended to be enforced. Such notice period is not necessary if (i) the Pledgor has generally ceased to make payments, (ii) an application for the commencement of insolvency proceedings over the assets of the Pledgor is filed (and not withdrawn)

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by the Pledgor or by any third person and, in the latter case, it is not without delay established to the satisfaction of the Pledgees that the application is obviously frivolous or (iii) the observance of such notice period can reasonably be expected to adversely affect the enforceability of the Pledges (or any part thereof). The Pledgor hereby expressly agrees that 1 (one) week’s prior written notice to it of the place and time of any public auction held in accordance with Clause 7.1 (a) (Pledgees’ rights) above shall be sufficient. Such public auction may be held at any place in the Federal Republic of Germany which will be determined by the Administrative Agent.

(c)	If the Administrative Agent seeks to enforce the Pledges (or any part thereof) pursuant to, and in accordance with Clause 7.1(a) (Pledgees’ Rights) above, the Pledgor shall, at its own expense, render forthwith all assistance necessary in order to facilitate the prompt realisation of the Shares (or any of them) and/or the exercise by the Pledgees (or any of them) acting through the Administrative Agent of any other right a Pledgee may have pursuant to this Agreement or statutory German law.
(d)	In case of an enforcement of the Pledges or if the Pledgor pays or repays any of the Secured Claims owed by any other Obligor, section 1225 of the German Civil Code (Bürgerliches Gesetzbuch) (Legal subrogation of claims to a pledgor (Forderungsübergang auf den Verpfänder)) shall not apply and no rights or claims of the Pledgees shall pass to the Pledgor until the full and irrevocable satisfaction and discharge of all Secured Claims.

(e)	The Pledgees (or any of them) acting through Administrative Agent may determine which part of the Security, if applicable, shall be used to satisfy the Secured Claims.

7.2	Dividends

Provided that the requirements for enforcement referred to under Clause 7.1(a) (Pledgees’ Rights) above are met and an enforcement notice has been served in accordance with Clause 7.1 (b), all dividends and all other payments based on similar ancillary rights attributed to the Shares may be applied by the Pledgees in satisfaction in whole or in part of the Secured Claims notwithstanding a Pledgee’s right to treat such payments as additional collateral. Any such payments which are made to the Pledgor after the time the Pledges have become enforceable must be paid to the Administrative Agent.

7.3	Voting rights

Even if the requirements for enforcement referred to under Clause 7.1(a) (Pledgees’ Rights) above are met, the Administrative Agent shall not, whether as proxy or otherwise, be entitled to exercise the voting rights attached to the Shares for itself or on behalf of any of the Pledgees. However, the Pledgor shall, upon the occurrence of an event which gives the Pledgees the right to enforce the Pledges (or any part thereof) pursuant to Clause 7.1, have the obligations and the Pledgees shall have the rights set forth in Clause 6.3 (Information by the Pledgor) of this Agreement regardless of which resolutions are intended to be adopted.

7.4	Application of proceeds

(a)	The proceeds resulting from the enforcement of the Pledges (or any part thereof) shall be applied by the Administrative Agent towards the satisfaction of the Secured Claims.

(b)	Until the full and irrevocable satisfaction and discharge of all Secured Claims, the Pledgees shall be entitled to treat all enforcement proceeds, held by the Administrative Agent separate from its assets on a separate trust account for the benefit of the Secured Parties and after the full and irrevocable satisfaction and discharge for the benefit of the Pledgor, as additional collateral for the Secured Claims, notwithstanding their right to seek satisfaction from such proceeds at any time.

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(c)	After the full and irrevocable satisfaction and discharge of all Secured Claims any remaining proceeds resulting from the enforcement of the Pledges (or any part thereof) shall be transferred to the Pledgor at the cost and expense of the Pledgor.

8.	MAINTENANCE OF LIABLE CAPITAL

For the purpose of this Clause 8 (Maintenance of Liable Capital):

Up-Stream and/or Cross-Stream German Pledge means in relation to a German Pledgor any Pledge directly or indirectly securing the obligations or liabilities of any member of the Relevant Group that is not a direct or indirect Relevant Subsidiary of such German Pledgor.

Relevant Group refers to a German Pledgor and any affiliated company (verbundenes Unternehmen) of such German Pledgor within the meaning of §§ 15 et. seq. of the German Stock Corporation Act (Aktiengesetz).

Relevant Subsidiary means an entity of which a person owns directly or indirectly more than 50 percent (50%) of the voting capital or similar right of ownership.

8.1	Each of the Administrative Agent and the other Secured Parties agrees not to enforce the Pledge granted under this Agreement against any Pledgor incorporated in Germany (each, a German Pledgor) irrespective of whether the relevant German Pledgor is at the time of enforcement incorporated as
•	a limited liability company (Gesellschaft mit beschränkter Haftung) (a German GmbH Pledgor), or

•	a limited partnership (Kommanditgesellschaft) of which the general partner (Komplementär) is a limited liability company (a German GmbH & Co. KG Pledgor), if and to the extent the Pledge granted under this Agreement is an Up-Stream and/or Cross-Stream German Pledge in relation to such German Pledgor, and (ii) if and to the extent the enforcement of such Up-Stream and/or Cross-Stream German Pledge would cause or constitute
(a)	the German GmbH Pledgor’s, or in the case of the German GmbH & Co. KG Pledgor its general partner’s, net assets (the calculation of which shall take into account the captions reflected in § 266 (2) A, B and C of the German Commercial Code (Handelsgesetzbuch)) less the German GmbH Pledgor’s, or in case of a German GmbH & Co. KG Pledgor its general partner’s, liabilities, provisions and liability reserves (the calculation of which shall take into account the captions reflected in § 266 (3) B, C and D of the German Commercial Code) (the Net Assets) to be less than the registered share capital (Stammkapital) of the German GmbH Pledgor, or in the case of a German GmbH & Co. KG Pledgor of the registered share capital of its general partner (Begründung einer Unterbilanz); or

(b)	an increase of a shortfall, if the Net Assets of the German GmbH Pledgor, or in the case of a German GmbH & Co. KG Pledgor, of its general partner, already fall short of the amount of the registered share capital (Vertiefung einer Unterbilanz); and/or

(c)	a payment within the meaning of § 64 sentence 3 of the German Limited Liability Companies Act (Gesetz betreffend die Gesellschaften mit beschränkter Haftung).
8.2	For the purposes of the calculation of the Net Assets in Clause 8.1 above the following items shall be adjusted as follows:

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(a)	the amount of an increase in the registered share capital of the German GmbH Pledgor, or in the case of a German GmbH & Co. KG Pledgor of its general partner,
(i)	that has been effected out of retained earnings (Kapitalerhöhung aus Gesellschaftsmitteln) without the prior written consent of the Administrative Agent after the date of the Credit Agreement; or

(ii)	any amount of an increase in the registered share capital if and to the extent that it has not been fully paid in, shall be deducted from the registered share capital;
(b)	any loans and other contractual liabilities incurred by the German GmbH Pledgor, or in the case of a German GmbH & Co. KG, its general partner in violation of the Credit Agreement after the date of the Credit Agreement shall be disregarded as liabilities;

and

(c)	the Net Assets shall take into account reasonable costs of the Auditor’s Determination (as defined below), either as a reduction of assets or an increase of liabilities.
8.3	Any German Pledgor, and in case of a German GmbH & Co. KG Pledgor its general partner, shall realise, to the extent legally permitted and commercially justifiable, in a situation where after enforcement of the Pledge the German GmbH Pledgor, or in the case of a German GmbH & Co. KG Pledgor its general partner, would not have Net Assets in excess of its respective registered share capital, any and all of its assets, and in case of a German GmbH & Co. KG Pledgor its general partner’s assets, that are shown in the respective balance sheet with a book value (Buchwert) that is significantly lower than the market value of the asset if such asset is not necessary for the relevant German Pledgor’s, and in case of a German GmbH & Co. KG Pledgor its general partner’s, business (betriebsnotwendig).

8.4	Subject to Clause 8.1, after the receipt of a written demand by the Administrative Agent and/or any other Secured Party to make a payment under any Pledge granted under this Agreement (the Enforcement Notice), a copy of the relevant determination shall be drawn up in good faith (applying the due care of an ordinary businessman (Sorgfalt eines ordentlichen Geschäftsmannes)) and made available to the Administrative Agent by the relevant German Pledgor (the Management Determination) within 10 (ten) Business Days of the German Pledgor’s receipt of the Enforcement Notice stating
(a)	if and to what extent the Pledge granted hereunder is an Up-Stream and/or Cross-Stream German Pledge;

(b)	which amount of such Up-Stream and/or Cross-Stream German Pledge can be enforced without causing the Net Assets of the relevant German Pledgor, or, where the Pledgor is a German GmbH & Co KG Pledgor, its general partner, to fall (or to fall further) below its respective registered share capital (taking into account the adjustments set out in Clauses 8.2 above and the value realisation pursuant to Clause 8.3 above), and

(c)	which amount of such Up-Stream and/or Cross-Stream German Pledge can be enforced without constituting a payment within the meaning of § 64 sentence 3 of the German Limited Liability Companies Act (Gesetz betreffend die Gesellschaften mit beschränkter Haftung),

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(such amount calculated according to (b) — (c), the Recovery Amount). Subject to Clause 8.6 below, the Secured Parties shall only be entitled to enforce the amount of any Up-Stream and/or Cross-Stream German Pledge up to the Recovery Amount.

8.5	Following the Administrative Agent’s receipt of a Management Determination, the relevant German Pledgor shall provide within 15 (fifteen) Business Days a determination by auditors of international standing and reputation appointed by the relevant German Pledgor or, in the case of a GmbH & Co. KG, its general partner (the Auditor’s Determination) of (i) the Recovery Amount (such determination to take into account the adjustments set out in Clauses 8.2 and the value realisation pursuant to Clause 8.3 above) and (ii) an estimate of the liabilities, damages, costs, fees and expenses reasonably expected to result from a liquidation of the relevant German Pledgor, and such German Pledgor shall, not later than 10 (ten) Business Days after receipt by it of such Auditor’s Determination, pay to the relevant Secured Parties the additional amount (if any) by which the Recovery Amount determined in the Auditor’s Determination exceeds the amount (if any) paid to any of the Secured Parties pursuant to Clause 8.4 above, and the Secured Parties shall repay any enforcement amount received in excess of the Recovery Amount determined in the Auditor’s Determination (if any) to the respective German Pledgor or, in the case of a German GmbH & Co. KG Pledgor, its general partner.

8.6	If (i) the Administrative Agent disagrees with the Auditor’s Determination or (ii) the relevant German Pledgor (or in the case of a German GmbH & Co KG Pledgor, its general partner) fails to deliver an Management Determination within 10 (ten) Business Days of the German Pledgor’s receipt of the Enforcement Notice or (iii) an Auditor’s Determination within 15 (fifteen) Business Days following the Administrative Agent’s receipt of a Management Determination, the Secured Parties shall be entitled to further pursue in court their payment claims under this Pledge granted by the respective German Pledgor in excess of the amounts paid or payable pursuant to Clauses 8.4 and 8.5 above, by claiming in court that demanding payment under the German Pledge against the relevant German Pledgor does not violate §§ 30, 31 of the German Limited Liability Companies Act and would not constitute a payment within the meaning of § 64 sentence 3 of the German Limited Liability Companies Act (Gesetz betreffend die Gesellschaften mit beschränkter Haftung) (taking into account the calculation of the Net Assets as set out in Clause 8.1 and the adjustments as set out in Clause 8.2 and the value realisation pursuant to Clause 8.3 above). Notwithstanding the foregoing, and for the avoidance of doubt, no German Pledgor shall be obliged to pay any such amount on demand.

8.7	The limitations set out in Clause 8.1 (a) and (b) and in Clause 8.4 (b) shall not apply if and to the extent the Pledge by the relevant German Pledgor secures any amounts borrowed under the Credit Agreement which are lent or on-lent to such German Pledgor or any of its direct or indirect owned Relevant Subsidiaries from time to time and have not been repaid.

8.8	The limitations provided for in Clause 8.1 (a) and (b) and in Clause 8.4 (b) shall not apply so long as:
(a)	the affected German Pledgor (or, in the case of a GmbH & Co. KG, its general partner) is a party to a profit and loss sharing agreement (Gewinnabführungsvertrag) and/or a domination agreement (Beherrschungsvertrag) where such German Pledgor (or, in the case of a GmbH & Co. KG, its general partner) is the dominated entity (beherrschtes Unternehmen) and/or the entity being obliged to share its profits with the other party of such profit and loss sharing agreement; it being understood that in such case the Secured Parties shall only be entitled to enforce the amount of any Up-Stream German Pledge and/or Cross-Stream German Pledge if and to the extent that it may reasonably be expected (applying the due care of an ordinary businessman (Sorgfalt eines ordentlichen Geschäftsmannes)) that such German Pledgor (or, where the Pledgor is a German GmbH & Co KG Pledgor, its general

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partner) is able to recover the annual loss (Jahresfehlbetrag) which the dominating entity is obliged to pay pursuant to § 302 of the German Stock Corporation Act (Aktiengesetz). For the purpose of the determination of the amount to be recovered under this Clause 8.8, the provisions set forth under Clauses 8.4, 8.5 and 8.6 above shall apply mutatis mutandis; and/or

(b)	the relevant German Pledgor’s Pledge granted under this Agreement being covered by a valuable consideration or recourse claim (vollwertiger Gegenleistungs- oder Rückgewähranspruch) within the meaning of § 30 (1) Sentence 2 of the German Limited Liability Companies Act; and/or

(c)	the relevant German Pledgor’s payment under this Agreement discharges a shareholder loan or a claim of similar effect within the meaning of § 30 (1) Sentence 3 of the German Limited Liability Companies Act.
8.9	For the avoidance of doubt, any balance sheet to be prepared for the determination of the Net Assets shall be prepared in accordance with relevant accounting principles.

8.10	Nothing in this Clause 8 (Maintenance of Liable Capital) shall be interpreted as a restriction or limitation of the enforcement of the Pledge granted under this Agreement if and to the extent the Pledge granted under this Agreement secures own obligations of the relevant German Pledgor or obligations of any of its direct or indirect Relevant Subsidiaries.

9.	NO DEFENCES OR RECOURSE

9.1	The Pledgor hereby waives any rights of revocation (Anfechtbarkeit) and set-off (Aufrechenbarkeit) it may have pursuant to sections 1211 and 770(1) and (2) of the German Civil Code (Bürgerliches Gesetzbuch) save to the extent that the relevant Secured Claims can be discharged by way of set off against counterclaims which are undisputed (unbestritten) or ascertained by unappealable judgment (rechtskräftig festgestellt) and any defence of failure to pursue remedies (Einrede der Vorausklage) it may have.

9.2	To the extent legally possible, the Pledgor hereby expressly waives the defences exercisable by it pursuant to section 1211 para. 1 sentence 1 alternative 1 of the German Civil Code (Bürgerliches Gesetzbuch) which the principal debtor of any Secured Claim has against any Secured Claim (Einreden des Hauptschuldners).

9.3	In addition to Clause 7.1(d) (Pledgees’ rights) of this Agreement, the Parties hereby agree that until the full and irrevocable satisfaction and discharge of all Secured Claims no rights and claims shall pass to or otherwise arise for the benefit of the Pledgor by subrogation (gesetzlicher Übergang von Forderungen und Rechten) or otherwise, including any recourse claims, indemnification claims, claims arising from unjust enrichment (ungerechtfertigte Bereicherung) and any right to demand the assignment and/or transfer of any Secured Claim and/or Security, against any Obligor, grantor of Security or Secured Party (as the case may be) which it may (but for this Clause 8) acquire as a result of:
(i)	a payment or repayment by the Pledgor of any debt of any other Obligor under any of the Loan Documents; or

(ii)	in case of enforcement of the Pledges (or any part thereof).
Until the full and irrevocable satisfaction and discharge of all Secured Claims, the Pledgor furthermore undertakes not to exercise (pactum de non petendo), and not to purport to exercise, any

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such rights and claims which may pass to it or otherwise arise for its benefit notwithstanding this Clause 8 or would pass to it or otherwise arise for its benefit but for this Clause 8.

The provisions under this Clause 8.3 shall not apply with regard to a recourse claim, if the parties agreed to allow such recourse of the Pledgor against any of the other Parties thereby taking at all times into account the terms of the Credit Agreement and any other Loan Document.
10.	REPRESENTATIONS AND WARRANTIES

The Pledgor represents and warrants (selbständiges Garantieversprechen im Sinne von § 311 Bürgerliches Gesetzbuch) to the Pledgees that on the date of this Agreement:
(a)	both the Pledgor and the Pledged Company are validly existing and each of them is neither:
(i)	unable to pay its debts when they fall due (zahlungsunfähig) within the meaning of section 17 of the German Insolvency Code (Insolvenzordnung); nor

(ii)	in a state of imminent inability to pay its debts when they fall due (drohende Zahlungsunfähigkeit) within the meaning of section 18 of the German Insolvency Code (Insolvenzordnung); nor

(iii)	over-indebted (überschuldet) within the meaning of section 19 of the German Insolvency Code (Insolvenzordnung); nor

(iv)	subject to any insolvency proceedings (Insolvenzverfahren) (or other or similar proceedings under the laws of any other applicable jurisdiction) or any refusal of opening insolvency proceedings for insufficiency of assets (Abweisung mangels Masse) (within the meaning of section 26 of the German Insolvency Code (Insolvenzordnung));
(b)	the Existing Shares are the only shares (Geschäftsanteile) in the Pledged Company in existence at the date hereof;

(c)	the Pledgor is not subject to any restriction of any kind with regard to the transfer of, or the granting of a pledge in, or any other disposal of, the Existing Shares, or with regard to the right to receive dividends on the Existing Shares;

(d)	the Pledgor is the sole legal and beneficial owner of the Shares and the Shares have not been transferred to or encumbered for the benefit of any third person and are not subject to any other rights of third parties (including, but not limited to, any pre-emption rights of third parties for shares in the Pledged Company);

(e)	the Plegor is entitled to participate in the dividends of the Pledged Company free of any and all in-rem rights of others;

(f)	all necessary corporate action has been taken to authorise the entry into and delivery of this Agreement;

(g)	the Existing Shares are fully paid and there is no obligation for a shareholder to make additional contributions (keine Nachschusspflicht); and

(h)	no litigation, arbitration or administrative proceedings, which could reasonably be expected to have a material adverse effect, are presently in progress, pending or threatened which

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restrain, or threaten to restrain, the Pledgor in respect of the entry into, the performance of, or compliance with, any of its obligations pursuant to this Agreement.
11.	UNDERTAKINGS

11.1	General undertakings

The Pledgor undertakes:
(a)	if any amount in excess of US$100,000 payable or security transferrable under or in connection with this Agreement shall be or become evidenced by any authorisation, approval, licence and consent such authorisation, approval, licence and consent shall be promptly delivered to the Administrative Agent, duly indorsed in a manner satisfactory to the Administrative Agent;

(b)	to maintain the security interest created by this Agreement as a perfected security interest and to defend such security interest against the claims and demands of all persons whomsoever subject to the rights of the Pledgor under the Loan Documents to dispose of the Pledged Shares;

(c)	at any time and from time to time, upon the written request of the Administrative Agent and at the sole expense of such Plegor, to promptly (unverzüglich) and duly execute and deliver, and have recorded such further instruments and documents and take such further actions as the Administrative Agent may reasonably request for the purpose of obtaining or preserving the full benefits of this Agreement and of the rights and powers herein granted, including, without limitation, execute one or more collateral agreements (including assignments and releases) to obtain or preserve the security interest created by this Agreement in favour of the Administrative Agent and the other Secured Parties

(d)	to notify the Administrative Agent promptly (unverzüglich) of any change in the shareholding in the Pledged Company or of any change in the shareholders’ agreement (Gesellschaftsvertrag);

(e)	to inform the Administrative Agent promptly (unverzüglich) of any attachments (Pfändung) regarding any and all of the Shares or any other measures which can reasonably be expected to impair or jeopardise the Pledgees’ rights relating to the Shares. In the event of an attachment, the Pledgor undertakes to forward to the Administrative Agent promptly (unverzüglich) a copy of the attachment order (Pfändungsbeschluss), any third party debt order (Überweisungsbeschluss) and all other documents necessary for a defence against the attachment. The Pledgor shall inform the attaching creditor promptly (unverzüglich) about the Pledgees’ security interests;

(f)	to fully pay up the Future Shares and to make all necessary additional contributions, and, if and to the extent the Existing Shares are not fully paid up at the date hereof, to fully pay up the Existing Shares promptly (unverzüglich) upon the execution of this Agreement and to procure that there will be no obligation for a shareholder to make additional contributions;

(g)	not to create or permit to subsist any encumbrance over all or any of the Shares or any interest therein or otherwise sell, transfer or dispose of the whole or any part of the Shares or any interest therein;

(h)	to refrain from any acts or omissions which can reasonably be expected have an adverse effect on the validity or enforceability of the Pledges (or any part thereof); and

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11.2	Pledge over all Shares

The Administrative Agent may at all times for itself and for the other Pledgees request to hold a pledge over all Shares held by the Pledgor (in particular, without limitation, in the case of a merger or conversion an equivalent security interest over the shares or interests in the surviving or, as the case may be, the new company) in accordance with all terms of this Agreement.

12.	RELEASE

12.1	Confirmation

After the full and irrevocable satisfaction and discharge of all Secured Claims the Administrative Agent shall confirm in writing to the Pledgor upon the Pledgor’s request that the Pledges have ceased to exist and/or, as applicable, the release of the Pledges (Pfandaufgabe), at the cost and expense of the Pledgor (if any).

12.2	Release of Security

Even prior to the full and irrevocable satisfaction and discharge of all Secured Claims, the Pledgees are obliged to release upon the Pledgor’s request, and at the Pledgor’s cost and expense, all or part of the Security insofar as the realisable value of the Security exceeds, not only temporarily, the Secured Claims by more than 10%. The Administrative Agent may, at its discretion, determine which part of the Security shall be released but shall reasonably take into account the legitimate interest of the Pledgor and the Pledged Company.

13.	INDEMNITY

13.1	Liability for Damages

Neither the Administrative Agent nor any of the other Pledgees shall be liable for any loss or damage suffered by the Pledgor save in respect of such loss or damage which is suffered as a result of the gross negligence (grobe Fahrlässigkeit) or wilful misconduct (Vorsatz) of the Administrative Agent or any of the other Pledgees.

13.2	Indemnification

The Pledgor shall indemnify and hold the Administrative Agent and each of the other Pledgees harmless and keep them indemnified from and against any and all liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements of any kind or nature whatsoever arising out of the execution, delivery, enforcement, performance and administration of this Agreement, which may be incurred by or made against the Administrative Agent and/or any of the other Pledgees for anything done or omitted in the exercise or purported exercise of the powers contained in this Agreement, provided, that the Pledgor shall have no obligation hereunder to the extent that such liabilities, obligations, losses, damages, penalties, actions, judgments suits, costs, expenses or disbursements of any kind or nature whatsoever arising out of the execution, delivery, enforcement, performance and administration of this Agreement are incurred by or made against the Administrative Agent or any of the other Pledgees as a result of the gross negligence (grobe Fahrlässigkeit) or wilful misconduct (Vorsatz) of the Administrative Agent or any of the other Pledgees.

Any reference in this paragraph to the Administrative Agent and/or the other Pledgees includes any officer, director, employee, agent, advisor (including any attorney) or other person appointed by the

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Administrative Agent or any other Pledgee in accordance with the provisions of this Agreement and the other Loan Documents.
14.	DURATION AND INDEPENDENCE

14.1	Duration

This Agreement shall remain in full force and effect until the full and irrevocable satisfaction and discharge of the Secured Claims. The Pledges shall not cease to exist if any payments made in satisfaction of the Secured Claims have only temporarily discharged the Secured Claims.

14.2	Continuing Security

This Agreement shall create a continuing Security and no change or amendment whatsoever in any Loan Document or in any document or agreement related to it shall affect the validity or limit the scope of this Agreement or the obligations which are imposed on the Pledgor pursuant to it.

The Pledgor hereby agrees that the Pledges shall not be affected by any assumption of liability (Schuldübernahme) in relation to any of the Secured Claims and hereby expressly consents (willigt ein) to any such transfer and/or assumption of liability within the meaning of section 418 para. 1 sentence 3 of the German Civil Code (Bürgerliches Gesetzbuch) (including when applied by analogy).

14.3	Independence

This Agreement and the Pledges are independent from all other security interests or guarantees which may have been or will be given to the Administrative Agent and/or any of the other Secured Parties with respect to any obligation of the Obligors (or any of them). None of such other security interests or guarantees shall in any way prejudice, or be prejudiced by, this Agreement or the Pledges.

15.	COSTS AND EXPENSES

The Pledgor shall promptly (unverzüglich) pay or reimburse each Pledgee the amount of any and all costs, charges, fees and expenses (including fees for legal advisers) incurred by it in connection with the enforcement or preservation of any rights under this Agreement or any waiver in relation thereto, together in each case with any applicable value added tax or other taxes. Any notarial fees and expenses incurred in connection with this Agreement shall be borne by the Pledgor.

16.	PARTIAL INVALIDITY; WAIVER

16.1	Invalidity

If any provision of this Agreement or part thereof should be or become invalid or unenforceable, this shall not affect the validity of the remaining provisions hereof. The invalid or unenforceable provision shall be replaced by that provision which best meets the intent of the replaced provision. This shall apply analogously with respect to anything which is accidentally not regulated in this Agreement (Vertragslücke). § 139 of the German Civil Code (Bürgerliches Gesetzbuch) shall be waived hereby.

In particular the Pledges shall not be affected and shall in any event extend to any and all of the Shares held by the Pledgor in the Pledged Company even if the number or nominal value of the

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Existing Shares or the aggregate liable capital of the Pledged Company as stated in Clause 2.1(b) (Pledged Shares) are inaccurate and deviate from the actual facts.
16.2	Waiver

No failure to exercise, nor any delay in exercising, on the part of the Administrative Agent or the other Pledgees (or any of them), any right or remedy hereunder shall operate as a waiver thereof, nor shall any single or partial exercise of any right or remedy prevent any further or other exercise thereof or the exercise of any other right or remedy. The rights and remedies provided hereunder are cumulative and not exclusive of any rights or remedies provided by law.

17.	AMENDMENTS

Changes to and amendments of this Agreement including this Clause 17 must be made in writing.

18.	SUCCESSORS, ASSIGNMENTS AND TRANSFERS

This Agreement shall be binding upon the Parties hereto and, to the extent legally possible, their respective successor(s) in law. Each Pledgee shall, to the extent legally possible, be entitled to assign or otherwise transfer (i) any and all of its rights and (ii) (only with regard to any person which becomes a lender or an administrative agent under the Credit Agreement after the date of this Agreement) any and all of its duties pursuant to this Agreement to third parties. The Pledgor is entitled to any such transfer with the prior written consent of the Pledgees (acting through the Administrative Agent, as the case may be) only.

19.	NOTICES AND THEIR LANGUAGE

19.1	Notices

Any notice or other communication under or in connection with this Agreement to the Pledgor or the Administrative Agent and/or any of the other Pledgees shall be in writing (unless notarisation is required) and shall be delivered personally, by post, email or fax and shall be sent to the address, email address or fax number of the party, and for the attention of the individual or department, as set forth in Schedule 3 hereto or such other address, email address or fax number as is notified in writing by that Party for this purpose to the Facility Agent, the Administrative Agent or, as the case may be, the Pledgor, from time to time.

19.2	Language

Save for the notice pursuant to section 1280 of the German Civil Code (Bürgerliches Gesetzbuch) and unless otherwise required by statutory German law or unless otherwise agreed in writing from time to time, any notice or other communication under or in connection with this Agreement shall be made in the English language or, if in any other language, accompanied by a translation into English. In the event of any conflict between the English text and the text in any other language, the English text shall prevail (unless the document is a statutory or other official document), except that where a German translation of a legal term appears in such text, the German translation shall prevail.

20.	APPLICABLE LAW; JURISDICTION

20.1	Governing Law

This Agreement shall be governed by and construed in accordance with the laws of the Federal Republic of Germany.

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20.2	Jurisdiction

The place of jurisdiction for all Parties shall be Frankfurt am Main, Federal Republic of Germany. The Administrative Agent and the other Pledgees, however, shall also be entitled to take legal action against the Pledgor before any other competent court of law having jurisdiction over the Pledgor or any of its assets.
21.	NOTIFICATION

The Pledgor and the Pledgees hereby instruct and the Pledgor authorises the undersigned Notary Public to notify the Pledged Company in the Pledgor’s name of the Pledges by means of forwarding a certified copy of this Agreement to the Pledged Company by registered mail (return receipt requested).

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SCHEDULE 1
ORIGINAL LENDERS
JPMorgan Chase Bank, N.A.
Bank of America, N.A.
Credit Suisse, Cayman Islands Branch
The Royal Bank of Scotland plc
Goldman Sachs Credit Partners L.P.
Wells Fargo Bank, N.A.
HSBC Bank USA, National Association
RBC Capital Markets
Morgan Stanley Bank, N.A.

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SCHEDULE 2
ORIGINAL OBLIGORS
PART 1
ORIGINAL BORROWERS
ORIGINAL DOMESTIC BORROWER
First Solar, Inc.
ORIGINAL FOREIGN BORROWERS
First Solar Manufacturing GmbH
PART 2
ORIGINAL GUARANTORS
ORIGINAL DOMESTIC GUARANTORS
First Solar, Inc.
ORIGINAL FOREIGN GUARANTORS
First Solar Holdings GmbH
First Solar GmbH
First Solar Manufacturing GmbH

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SCHEDULE 3
ADDRESSES FOR NOTICES

To the Pledgor:	First Solar Holdings GmbH

Rheinstr. 4B 55116 Mainz

Germany

Attn.: Anja Lange
David Brady

Fax: +49(0)6131-1443-500
+1-602-414-9462

Email: alange@firstsolar.com
dbrady@firstsolar.com

To the Administrative Agent:	JPMorgan Chase Bank, N.A. 10 South Dearborn, 7th Floor Chicago, IL 60603

Attention: Creston Wren Telecopy: 001 (312) 385-7097 Telephone: 001 (312) 385-7016

With a copy to	JPMorgan Chase Bank, N.A. 125 London Wall London EC2Y 5AJ

Attention: Lucy Chick Telecopy: +44(0)20 7325 6835 Telephone: +44(0)20 7325 6926

With a copy to	JPMorgan Chase Bank, N.A. 201 North Central Avenue, Floor 21Phoenix, AZ 85004

Attention: Mark Chambers Telecopy: 001 (602) 221-1502 Telephone: 001 (602) 221-2290

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To the Pledged Company:	First Solar Manufacturing GmbH

Marie-Curie-Str. 3 15236 Frankfurt (Oder)

Germany

Attn.: Anja Lange
David Brady

Fax: +49(0)6131-1443-500
+1-602-414-9462

Email: alange@firstsolar.com
dbrady@firstsolar.com

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